SEMIANNUAL REPORT November 30, 2001


[LOGO: NUVEEN Investments]


MUNICIPAL CLOSED-END
EXCHANGE-TRADED FUNDS


Dependable, tax-free income to help you keep more of what you earn.



MARYLAND
NMY
NFM
NZR

NORTH CAROLINA
NNC
NRB

VIRGINIA
NPV
NGB



Invest well.
Look ahead.

LEAVE YOUR MARK.(SM)

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Photo of: Timothy R. Schwertfeger
Chairman of the Board


Dear
   SHAREHOLDER

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors

SIDEBAR TEXT: "A DIVERSIFIED PORTFOLIO CAN LEAVE YOU WELL POSITIONED TO REDUCE OVERALL INVESTMENT RISK."

understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,


/s/ TIMOTHY R. SCHWERTFEGER


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 2002


SIDEBAR TEXT: "TODAY, PERHAPS MORE THAN EVER, INVESTORS HAVE THE ABILITY TO MAKE A LASTING IMPACT ON THEIR FAMILIES AND THEIR WORLD FOR GENERATIONS TO COME."

Nuveen Closed-End Exchange-Traded Funds
NMY, NFM, NZR, NNC, NRB, NPV, NGB

Portfolio Managers'
               COMMENTS

Portfolio managers Paul Brennan and Tom O'Shaughnessy review economic and market conditions, key strategies, and recent Fund performance. Paul assumed portfolio management responsibility for NMY and NPV in 1999, and Tom has managed NNC since 1998. In January 2001, Tom added management responsibility for the new Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), while Paul assumed management responsibility for the Nuveen Dividend Advantage Municipal Funds for Maryland (NFM and NZR) and Virginia (NGB) at their inceptions in 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended November 30, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had an impact over the entire period covered in this report, the events of September 11, 2001, and their aftermath also had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first eleven months of 2001, the Fed announced ten reductions totaling 450 basis points. (On December 11, following the end of the period covered in this report, the Fed cut the target rate by an additional 25 basis points, bringing the federal funds rate to 1.75%, its lowest level since 1961.) The consensus among market observers is that the Fed could decide to cut rates yet again if signs of a significant economic slowdown continue.

The past two years, 2000 and 2001, represented one of the best two-year periods for total returns in the municipal bond markets since the late 1980s. The Fed's interest rate cuts also created favorable conditions for both new municipal issuance and refundings, which together totaled $252.1 billion nationwide during the first eleven months of 2001, an increase of almost 37% over January-November 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, improved supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago, while municipal yields have been correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value.

PAUL, WHAT WAS THE ECONOMIC ENVIRONMENT IN MARYLAND AND VIRGINIA?
Although the pace of economic growth in Maryland slowed, it has remained steady, as the state's exposure to federal government and defense spending, which sometimes acts as a constraint, served to help insulate the state from the general economic downturn following September 11, 2001. Maryland currently ranks second only to Washington, D.C. in terms of federal spending as a percentage of total economic activity. Increased government expenditures on defense and fewer federal cutbacks are expected to bolster economic growth in the state throughout the near-term. Over the long term, developments in the aerospace and distribution sectors should provide additional opportunities for growth. Supported by Maryland's well-educated workforce, employment growth continued to outperform national averages in all sectors except manufacturing and trade. As of November 2001, the state's unemployment rate was 4.3%, up from 3.8% a year ago but still substantially below the November national average of 5.7%. Maryland is one of the nation's wealthiest states, ranking sixth in average per capita income.

Virginia ranks immediately behind Maryland in terms of federal spending, so the prospect of increased government expenditures should also benefit the commonwealth. However, the Virginia economy was also more heavily impacted by the events of September 11, with the cost of the closure of Reagan National Airport and the mobil-ization of troops out of Norfolk estimated to cost $1.8 billion in lost economic activity. This loss was offset to a degree by Virginia's lower exposure to other sectors affected by the terrorist attacks. Overall, Virginia's demographic profile (high wealth levels, steady tax base expansion) bodes well for long-term growth prospects. Despite the general economic slowdown, the Virginia economy continued to perform well, fueled by job growth in all sectors except manufacturing, which has been hit by a nationwide recession. In November 2001, the jobless rate in Virginia was 4.0%, a substantial increase from 2.1% in November 2000 but well below the 5.7% national average.

Both Maryland and Virginia have recently seen a significant increase in municipal issuance. In the first eleven months of 2001, Maryland issued almost $3 billion in municipal debt, up 54% over the same period in 2000, while Virginia's issuance increased 70%, to $5.7 billion.

TOM, WHAT ABOUT NORTH CAROLINA?
Municipal issuance also was up in North Carolina during this period, with $4.6 billion in new bonds, up 29% over 2000. Overall, the state continued to experience a slowdown in economic activity, due largely to significant job losses in the manufacturing sector. Unemployment in North Carolina stood at 6.1% in November 2001, greater than the national average and up from 3.9% in November 2000. The state's fiscal health has generally weakened over the past year, as personal income taxes and sales tax revenues continued to slow, coming in well below estimates and leading to an erosion of general fund balances. To help fund North Carolina's education needs, the governor proposed the creation of a state lottery, but this proposal faces stiff opposition and has yet to be adopted. As a result of the state's ongoing budget problems, Moody's revised its outlook for North Carolina to negative as of July 2001, while maintaining its credit rating at Aaa. Both Standard & Poor's and Fitch maintained their ratings at AAA/AAA, respectively, as of November 30, 2001.

HOW DID THE NUVEEN FUNDS FOR THESE STATES PERFORM OVER THE PAST 12 MONTHS?
For the year ended November 30, 2001, the three older Nuveen Closed-End Exchange-Traded Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.

                                  TOTAL RETURN            LEHMAN       LIPPER
                    MARKET YIELD        ON NAV     TOTAL RETURN1     AVERAGE2
-----------------------------------------------------------------------------
                                        1 YEAR            1 YEAR       1 YEAR
                           TAXABLE-      ENDED             ENDED        ENDED
             11/30/01   EQUIVALENT3   11/30/01          11/30/01     11/30/01
-----------------------------------------------------------------------------
NMY             5.29%         8.02%     10.30%             8.75%       11.18%
-----------------------------------------------------------------------------
NFM             5.51%         8.35%        N/A                --           --
-----------------------------------------------------------------------------
NZR             5.18%         7.85%        N/A                --           --
-----------------------------------------------------------------------------
NNC             5.25%         8.20%     10.12%             8.75%       11.18%
-----------------------------------------------------------------------------
NRB             5.43%         8.48%        N/A                --           --
-----------------------------------------------------------------------------
NPV             5.40%         8.24%     10.40%             8.75%       11.18%
-----------------------------------------------------------------------------
NGB             5.49%         8.38%        N/A                --           --
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Over the past twelve months, the Fed's change in interest rate policy from tightening to easing, combined with generally favorable market technicals, created a positive total return environment for municipal bonds. The three older Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds with longer durations would typically be expected to perform well. As of November 30, 2001, the durations4 of these Funds ranged from 8.85 to 9.83, compared with 7.68 for the unleveraged Lehman Municipal Bond Index. The durations of NFM, NRB, and NGB, which were established in January 2001, ranged from 13.02 to 15.60, and NZR, which was introduced in September 2001,


1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Maryland 34%, North Carolina 36%, and Virginia 34.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

had a duration of 18.78, all of which we believe are typical of newer Funds. Over time, we plan to bring these durations more closely in line with the other Nuveen Closed-End Exchange-Traded Funds. Since our last report in May, in fact, the durations of NFM, NRB, and NGB have all shortened significantly.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing as of January 2001, the dividend-payment capabilities of these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the leveraged Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended November 30, 2001, steady or falling short-term interest rates enabled us to implement three dividend increases in both NMY and NPV and two in NNC. NFM, NRB, and NGB, which were introduced in January 2001, began paying regular monthly dividends in April and are currently providing very attractive levels of tax-free income to shareholders. NZR, established in September 2001, paid its first dividend on schedule in December 2001.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially continue to benefit the dividends of these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this trend could be offset by the effect of bond calls on higher-yielding securities held by the three older Funds, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the three older Funds improved (see the charts on the individual Performance Overview pages). As investors recognized this opportunity, increased demand caused the premiums on these Funds (share price above NAV) to widen significantly over the past 12 months. The four newer Funds
- NFM, NZR, NRB, and NGB - have also benefited from strong demand since their introductions earlier in 2001 and finished November with share prices trading above their initial offering prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2001?
In view of recent world events, maintaining strong credit quality is a primary concern. All of these Nuveen Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 71% in NPV to 87% in NZR as of November 30, 2001. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which serve to enhance the Funds' income streams. The allocations to this credit sector ranged from 3% in NZR to 19% in NRB.

All of these Funds also offer good levels of call protection through 2002 and 2003, with no scheduled calls in NFM, NZR, and NRB and only 3% in NGB over this two-year period. The three older Funds, which mark the 10-year anniversary of their inceptions in 2003, will begin to see the increased call exposure normally associated with this segment of the bond market cycle. Over the next two years, calls could affect up to 20% of NMY's portfolio, 26% of NPV, and 28% of NNC.

The number of actual calls experienced by these Funds will depend largely on market interest rates over this time. In general, we believe this call exposure is very manageable, and we foresee no problems in working through it. Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities.

In investing new cash and bond call proceeds over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, enhance total return potential, and add value and diversification. Among the sectors where we found value were those regarded as providers of essential services, such as healthcare and education. As of November 30, 2001, all of these Funds listed healthcare and/or education among their top five sectors.

Looking specifically at the Maryland Funds, the municipal market there recently offered a series of hospital issues with attractive yields and credit ratings ranging from AA to BBB. We participated in nearly all of these issues, in the process raising NFM's healthcare allocation to 11% from 6% in May. Both NMY and NFM have a number of multifamily housing bonds that serve as core holdings, offering good levels of income and positioning the funds more defensively in the current economic environment. Overall, the increase in Maryland issuance during 2001 provided us with opportunities to further diversify the Funds and replace some of NFM's Puerto Rico holdings with in-state securities.

In September 2001, Nuveen introduced the Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR). As of November 2001, NZR was fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, the Fund paid its first dividend on schedule in December 2001, and its holdings place NZR in an excellent position to pay attractive dividends on a monthly basis going forward. In assembling NZR's portfolio, we focused on purchasing a diversified mix of high-quality securities, as reflected in the Fund's 87% allocation of bonds rated AAA and AA. Many of the hospital issues added to NFM were also purchased for NZR, including University of Maryland Medical Systems as well as Trinity Healthcare, an AA- rated hospital in Montgomery County. We also bought selected housing bonds at attractive prices that should help to enhance the Fund's income stream. Like NFM, NZR holds some Puerto Rican bonds that we plan to replace with Maryland securities as we find attractive in-state opportunities. As of November 30, 2001, the Fund's three largest sector weightings were healthcare and general and limited tax obligation bonds.

In North Carolina, we also took advantage of increased issuance in the healthcare sector to add a number of high-quality issues and boost the healthcare exposure of both NNC and NRB. Among the issues purchased were insured bonds from the North Carolina Medical Care Commission for the WakeMed project and a Mission St. Joseph issue rated Aa3/AA. At the time we were assembling NRB's portfolio in early 2001, North Carolina issuance was more sporadic. As a result, we invested some of the Fund's assets in Texas credits. As issuance has improved in the North Carolina market, we have been replacing these credits with in-state bonds, with the goal of selling all of NRB's Texas holdings by early 2002.

Our focus in the Virginia market over the past twelve months has been on essential services issues, buying attractively priced bonds across a variety of sectors to keep the Funds well diversified and defensively positioned. Both NPV and NGB hold substantial allocations of water and sewer bonds, which - along with health-care and education - were among the top performers over the past year. The increase in issuance in the Virginia market also gave us an opportunity to trade out of most of NGB's Puerto Rico holdings and purchase Virginia credits.

The Maryland, North Carolina, and Virginia Funds also had some exposure to bonds and sectors affected by the events of September 11, including issues such as American Airlines, Raleigh-Durham Airport, and Metropolitan Washington Airports Authority, which owns Reagan National Airport and Dulles International. Although the majority of these bonds experienced a decline immediately after the terrorist attacks, their valuations have since improved. Many of these holdings were insured and, in general, have not impacted the Funds' performance. While Standard & Poor's placed major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. The federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees. Overall, airline traffic appears to be improving, and we continue to be positive about the long-term prospects of this sector.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. While the long-term economic effects of September 11 are still to be determined, we believe the U.S. economy is headed for a recovery, but one characterized by a slower pace of growth, with inflation and interest rates remaining low over the near term. We expect new municipal issuance to continue at current strong levels, with annual totals for 2001 now anticipated to be the largest since 1998. In 2002, declining tax revenues could cause many states and municipalities to access the debt markets to finance budget deficits. At the same time, demand for tax-exempt municipal bonds is expected to remain strong, as investors continue to look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create additional opportunities. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe that the Nuveen Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

Over the next six months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. Strong issuance could present us with a number of opportunities to implement such strategies. One of our priorities will be managing port-folio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. Our emphasis will continue to be on research-intensive credits that have the potential to increase the Funds' income stream. Overall, we believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

NMY


Nuveen Maryland Premium Income Municipal Fund

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
Pie Chart:
AAA/U.S. Guaranteed           59%
AA                            17%
A                             13%
BBB                            5%
NR                             3%
Other                          3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.55
--------------------------------------------------
Net Asset Value                             $14.05
--------------------------------------------------
Market Yield                                 5.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.61%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.02%
--------------------------------------------------
Fund Net Assets ($000)                    $226,729
--------------------------------------------------
Average Effective Maturity (Years)           17.72
--------------------------------------------------
Leverage-Adjusted Duration                    8.85
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.54%        10.30%
--------------------------------------------------
5-Year                         8.93%         5.80%
--------------------------------------------------
Since Inception                5.96%         5.61%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      21%
--------------------------------------------------
Housing/Multifamily                            18%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
BAR CHART:

Dec                           0.0650
Jan                           0.0650
Feb                           0.0650
Mar                           0.0665
Apr                           0.0665
May                           0.0665
Jun                           0.0675
Jul                           0.0675
Aug                           0.0675
Sep                           0.0685
Oct                           0.0685
Nov                           0.0685

SHARE PRICE PERFORMANCE
LINE CHART:
                              Weekly Closing Price
12/1/00                       14.13
                              14.06
                              14.19
                              14.56
                              15.00
                              15.00
                              15.13
                              14.94
                              14.81
                              15.31
                              15.29
                              15.10
                              15.15
                              15.37
                              15.47
                              15.50
                              15.00
                              15.10
                              15.60
                              15.48
                              15.38
                              15.40
                              15.55
                              15.72
                              15.66
                              15.72
                              15.80
                              15.65
                              15.45
                              15.30
                              15.42
                              15.40
                              15.12
                              15.32
                              15.49
                              15.65
                              15.81
                              16.02
                              15.81
                              15.86
                              15.87
                              16.00
                              15.00
                              15.20
                              15.50
                              15.20
                              15.32
                              15.66
                              15.85
                              15.89
                              15.51
                              15.40
11/30/01                      15.55

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0024 per share.

NFM

Nuveen Maryland Dividend Advantage Municipal Fund

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           47%
AA                            25%
A                             16%
BBB                            7%
NR                             5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.24
--------------------------------------------------
Net Asset Value                             $14.24
--------------------------------------------------
Market Yield                                 5.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.93%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.35%
--------------------------------------------------
Fund Net Assets ($000)                     $91,146
--------------------------------------------------
Average Effective Maturity (Years)           23.91
--------------------------------------------------
Leverage-Adjusted Duration                   13.02
--------------------------------------------------

TOTAL RETURN  (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                5.76%         3.87%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Housing/Single Family                          17%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------

2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
BAR CHART:
Mar                           0.0700
Apr                           0.0700
May                           0.0700
Jun                           0.0700
Jul                           0.0700
Aug                           0.0700
Sep                           0.0700
Oct                           0.0700
Nov                           0.0700


SHARE PRICE PERFORMANCE
LINE CHART:
                        Weekly Closing Price
1/26/01                       16.14999962
                              16.10000038
                              16.00000000
                              16.06999969
                              15.40999985
                              15.75000000
                              15.52999973
                              15.30000019
                              15.72999954
                              15.78999996
                              15.97999954
                              15.69999981
                              15.89000034
                              16.07999992
                              15.69999981
                              15.39999962
                              16.00000000
                              16.25000000
                              15.85999966
                              15.69999981
                              15.26000023
                              15.30000019
                              15.85000038
                              15.69999981
                              15.75000000
                              15.89999962
                              15.92000008
                              16.18000031
                              16.13999939
                              16.10000038
                              16.00000000
                              15.77000046
                              15.89000034
                              15.10000038
                              15.18000031
                              15.78999996
                              15.43999958
                              15.39999962
                              15.35000038
                              16.14999962
                              15.35999966
                              15.19999981
                              15.19999981
11/30/01                      15.23999977

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

NZR


Nuveen Maryland Dividend Advantage Municipal Fund 2

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           69%
AA                            18%
A                             10%
BBB                            2%
NR                             1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.06
--------------------------------------------------
Net Asset Value                             $14.09
--------------------------------------------------
Market Yield                                 5.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.85%
--------------------------------------------------
Fund Net Assets ($000)                     $90,655
--------------------------------------------------
Average Effective Maturity (Years)           24.40
--------------------------------------------------
Leverage-Adjusted Duration                   18.78
--------------------------------------------------

TOTAL RETURN  (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                 .83%        -1.22%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------

THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.065 PER SHARE ON DECEMBER 3, 2001.



SHARE PRICE PERFORMANCE
LINE CHART:
                        Weekly Closing Price
9/28/01                       15.00
                              15.05
                              15.01
                              15.18
                              15.11
                              15.70
                              15.40
                              15.50
                              15.08
11/30/01                      15.06

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

NNC


Nuveen North Carolina Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           30%
AA                            45%
A                             13%
BBB                           12%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.09
--------------------------------------------------
Net Asset Value                             $14.20
--------------------------------------------------
Market Yield                                 5.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.20%
--------------------------------------------------
Fund Net Assets ($000)                    $136,111
--------------------------------------------------
Average Effective Maturity (Years)           20.07
--------------------------------------------------
Leverage-Adjusted Duration                    9.83
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.06%        10.12%
--------------------------------------------------
5-Year                         8.02%         6.51%
--------------------------------------------------
Since Inception                5.51%         5.79%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------

Healthcare                                     21%
--------------------------------------------------
Housing/Single Family                          15%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

BAR CHART:
Dec                           0.0625
Jan                           0.0625
Feb                           0.0625
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                           0.0645
Jul                           0.0645
Aug                           0.0645
Sep                           0.0660
Oct                           0.0660
Nov                           0.0660


SHARE PRICE PERFORMANCE
LINE CHART:
               Weekly Closing Price
12/1/00                       13.69
                              13.75
                              13.75
                              13.75
                              14.13
                              14.50
                              14.88
                              14.69
                              14.69
                              14.92
                              15.05
                              14.94
                              14.70
                              14.59
                              14.75
                              14.70
                              14.45
                              14.40
                              14.68
                              14.50
                              14.81
                              14.83
                              14.89
                              14.80
                              14.80
                              14.80
                              14.85
                              14.95
                              14.95
                              15.08
                              15.21
                              15.44
                              15.45
                              15.51
                              15.52
                              15.44
                              15.46
                              15.50
                              15.52
                              15.76
                              15.65
                              15.70
                              14.85
                              14.73
                              15.35
                              15.36
                              15.36
                              15.42
                              15.67
                              15.53
                              14.95
                              14.88
11/30/01                      15.09

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

NRB


Nuveen North Carolina Dividend Advantage Municipal Fund

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           44%
AA                            29%
A                              8%
BBB                           15%
NR                             4%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.04
--------------------------------------------------
Net Asset Value                             $14.39
--------------------------------------------------
Market Yield                                 5.43%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.48%
--------------------------------------------------
Fund Net Assets ($000)                     $49,102
--------------------------------------------------
Average Effective Maturity (Years)           25.35
--------------------------------------------------
Leverage-Adjusted Duration                   15.60
--------------------------------------------------

TOTAL RETURN  (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                4.42%         4.80%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     21%
--------------------------------------------------
Water and Sewer                                19%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
BAR CHART:
Mar                           0.068
Apr                           0.068
May                           0.068
Jun                           0.068
Jul                           0.068
Aug                           0.068
Sep                           0.068
Oct                           0.068
Nov                           0.068


SHARE PRICE PERFORMANCE
LINE CHART:
               Weekly Closing Price
2/2/01                        15.05
                              15.00
                              15.00
                              15.01
                              15.10
                              15.04
                              14.20
                              14.75
                              14.06
                              14.35
                              14.28
                              14.32
                              14.24
                              14.95
                              14.83
                              14.94
                              14.85
                              15.15
                              15.50
                              15.40
                              15.30
                              15.46
                              15.70
                              15.80
                              15.54
                              15.55
                              15.48
                              15.65
                              15.74
                              15.75
                              16.16
                              15.60
                              15.59
                              15.10
                              15.01
                              15.50
                              15.35
                              15.68
                              15.24
                              15.30
                              15.27
                              15.12
                              15.13
11/30/01                      15.04

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

NPV


Nuveen Virginia Premium Income Municipal Fund

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           41%
AA                            30%
A                             19%
BBB                            4%
NR                             6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.89
--------------------------------------------------
Net Asset Value                             $14.79
--------------------------------------------------
Market Yield                                 5.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.77%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.24%
--------------------------------------------------
Fund Net Assets ($000)                    $193,041
--------------------------------------------------
Average Effective Maturity (Years)           18.13
--------------------------------------------------
Leverage-Adjusted Duration                    8.87
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.90%        10.40%
--------------------------------------------------
5-Year                         8.64%         6.63%
--------------------------------------------------
Since Inception                6.30%         6.45%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 15%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
BAR CHART:
Dec                           0.0670
Jan                           0.0670
Feb                           0.0670
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                           0.0695
Jul                           0.0695
Aug                           0.0695
Sep                           0.0715
Oct                           0.0715
Nov                           0.0715


SHARE PRICE PERFORMANCE
LINE CHART:
               Weekly Closing Price
12/1/00                       14.56
                              14.63
                              14.56
                              15.06
                              15.25
                              15.44
                              15.56
                              15.63
                              15.75
                              15.92
                              16.00
                              15.82
                              15.88
                              15.88
                              15.92
                              15.84
                              16.05
                              15.90
                              15.69
                              15.91
                              15.94
                              15.94
                              15.93
                              15.98
                              15.95
                              16.08
                              16.04
                              16.15
                              16.07
                              16.16
                              16.11
                              16.16
                              16.41
                              16.46
                              16.79
                              17.10
                              17.10
                              16.89
                              16.96
                              16.95
                              16.82
                              16.85
                              16.18
                              15.84
                              16.15
                              16.20
                              16.36
                              16.17
                              16.19
                              16.30
                              15.65
                              15.78
11/30/01                      15.89

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

NGB


Nuveen Virginia Dividend Advantage Municipal Fund

Performance
  OVERVIEW As of November 30, 2001


CREDIT QUALITY
PIE CHART:
AAA/U.S. Guaranteed           44%
AA                            30%
A                             17%
BBB                            4%
NR                             5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.41
--------------------------------------------------
Net Asset Value                             $14.14
--------------------------------------------------
Market Yield                                 5.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.38%
--------------------------------------------------
Fund Net Assets ($000)                     $68,018
--------------------------------------------------
Average Effective Maturity (Years)           21.95
--------------------------------------------------
Leverage-Adjusted Duration                   13.26
--------------------------------------------------

TOTAL RETURN  (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                7.04%         3.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------

2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
BAR CHART:
Mar                           0.0705
Apr                           0.0705
May                           0.0705
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.0705
Oct                           0.0705
Nov                           0.0705

SHARE PRICE PERFORMANCE
LINE CHART:
               Weekly Closing Price
1/26/01                       15.32
                              15.59
                              15.58
                              15.45
                              15.25
                              15.15
                              15.50
                              15.75
                              15.75
                              15.30
                              15.23
                              15.07
                              14.35
                              15.30
                              15.15
                              14.97
                              15.00
                              15.25
                              15.00
                              14.98
                              15.05
                              15.05
                              15.21
                              15.28
                              15.14
                              15.45
                              15.55
                              16.00
                              15.94
                              16.16
                              16.00
                              15.97
                              15.80
                              15.28
                              15.30
                              15.74
                              15.80
                              15.78
                              15.70
                              15.41
                              15.40
                              15.35
                              15.50
11/30/01                      15.41

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.


                    Shareholder
                           MEETING REPORT

                    The Shareholder Meeting was held October 24, 2001 in Chicago at Nuveen's headquarters.

                                                                            NMY                                        NNC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred                        Preferred
                                                         Common            Shares            Shares           Common          Shares
                                                         Shares          Series-W         Series-TH           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                9,945,569             1,371             1,702        5,953,029           1,799
   Withhold                                              47,267                 1                --           31,416              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              9,992,836             1,372             1,702        5,984,445           1,812
====================================================================================================================================
Lawrence H. Brown
   For                                                9,945,376             1,371             1,702        5,953,029           1,799
   Withhold                                              47,460                 1                --           31,416              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              9,992,836             1,372             1,702        5,984,445           1,812
====================================================================================================================================
Anne E. Impellizzeri
   For                                                9,944,187             1,371             1,702        5,949,394           1,799
   Withhold                                              48,649                 1                --           35,051              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              9,992,836             1,372             1,702        5,984,445           1,812
====================================================================================================================================
Peter R. Sawers
   For                                                9,944,209             1,371             1,702        5,953,029           1,799
   Withhold                                              48,627                 1                --           31,416              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              9,992,836             1,372             1,702        5,984,445           1,812
====================================================================================================================================
Judith M. Stockdale
   For                                                9,936,870             1,371             1,702        5,953,029           1,799
   Withhold                                              55,966                 1                --           31,416              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              9,992,836             1,372             1,702        5,984,445           1,812
====================================================================================================================================
William J. Schneider
   For                                                       --             1,371             1,702               --           1,799
   Withhold                                                  --                 1                --               --              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,372             1,702               --           1,812
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,371             1,702               --           1,799
   Withhold                                                  --                 1                --               --              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,372             1,702               --           1,812
====================================================================================================================================


                              Shareholder
                                 MEETING REPORT (continued)
                                                                                                             NPV
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-T       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                    8,231,411              807           1,467
   Withhold                                                                                  55,486               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,286,897              807           1,469
====================================================================================================================================
Lawrence H. Brown
   For                                                                                    8,231,126              807           1,467
   Withhold                                                                                  55,771               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,286,897              807           1,469
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                                    8,230,790              807           1,467
   Withhold                                                                                  56,107               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,286,897              807           1,469
====================================================================================================================================
Peter R. Sawers
   For                                                                                    8,227,305              807           1,467
   Withhold                                                                                  59,592               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,286,897              807           1,469
====================================================================================================================================
Judith M. Stockdale
   For                                                                                    8,227,472              807           1,467
   Withhold                                                                                  59,425               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,286,897              807           1,469
====================================================================================================================================
William J. Schneider
   For                                                                                           --              807           1,467
   Withhold                                                                                      --               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --              807           1,469
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                           --              807           1,467
   Withhold                                                                                      --               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --              807           1,469
====================================================================================================================================


                              Nuveen Maryland Premium Income Municipal Fund (NMY)

                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5%

$       1,130   The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100        Aa3         $ 1,189,732
                 Bonds, Series 2000, 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.2%

        1,000   Maryland Economic Development Corporation, Student Housing                6/09 at 102       Baa3           1,020,150
                 Revenue Bonds (Collegiate Housing Foundation - Salisbury Project),
                 Series 1999A, 6.000%, 6/01/19

        2,250   Maryland Economic Development Corporation, Student Housing                6/09 at 102       Baa3           2,240,145
                 Revenue Bonds (Collegiate Housing Foundation - University
                 Courtyard Project), Series 1999A, 5.750%, 6/01/24

          910   Maryland Economic Development Corporation, Utility Infrastructure         7/11 at 100        AAA             956,574
                 Revenue Bonds (University of Maryland - College Park Project),
                 2001 Series, 5.375%, 7/01/16

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bullis School Issue, Series 2000:
          750    5.250%, 7/01/25                                                          1/11 at 101        AAA             765,458
          500    5.250%, 7/01/30                                                          1/11 at 101        AAA             509,025

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:
        1,000    5.625%, 7/01/17                                                          7/07 at 102         AA           1,062,010
        1,500    5.625%, 7/01/27                                                          7/07 at 102         AA           1,571,040

        9,445   Morgan State University, Maryland, Academic Fees and Auxiliary           No Opt. Call        AAA          10,924,087
                 Facilities Fees Revenue Refunding Bonds, 1993 Series,
                 6.100%, 7/01/20

        4,000   University of Puerto Rico, University System Revenue Bonds,               6/05 at 101        AAA           4,071,880
                 Series O, 5.375%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.3%

                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
        2,550    6.500%, 9/01/12                                                         No Opt. Call        AAA           3,001,044
        3,015    5.500%, 9/01/15                                                          9/05 at 102        AAA           3,114,405

        2,000   Maryland Health and Higher Educational Facilities Authority, Kaiser       6/09 at 101          A           2,025,240
                 Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority,              7/10 at 101       Baa1             822,720
                 Revenue Bonds, University of Maryland Medical System Issue,
                 Series 2000, 6.750%, 7/01/30

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds (Johns Hopkins Medicine), Howard County General
                Hospital Acquisition Issue, Series 1998:
        1,000    5.000%, 7/01/19                                                          7/08 at 101        AAA           1,004,030
        1,250    5.000%, 7/01/29                                                          7/08 at 101        AAA           1,237,938

        1,500   Maryland Health and Higher Educational Facilities Authority,              1/08 at 101        Aaa           1,490,160
                 Revenue Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         A+             958,880
                 Revenue Bonds (Greater Baltimore Medical Center), Series 2001,
                 5.000%, 7/01/34 (WI, settling 12/06/01)

                Prince George's County, Maryland, Project and Refunding Revenue
                Bonds, Dimensions Health Corporation Issue, Series 1994:
          825    5.000%, 7/01/05                                                          7/04 at 102         B3             523,751
        3,080    5.375%, 7/01/14                                                          7/04 at 102         B3           1,566,303
        6,000    5.300%, 7/01/24                                                          7/04 at 102         B3           3,006,360


                              Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 17.8%

$       4,000   Anne Arundel County, Maryland, Multifamily Housing Revenue               No Opt. Call       BBB-         $ 4,169,880
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,795   Charles County Commissioners, Maryland, Mortgage Revenue                  5/05 at 102        AAA           1,887,784
                 Refunding Bonds (Holly Station IV Townhouses Project - FHA-
                 Insured Mortgage Loan), Series 1995A, 6.450%, 5/01/26

                Howard County, Maryland, Mortgage Revenue Refunding Bonds
                (Normandy Woods III Apartments Project - FHA-Insured Mortgage
                Loan), Series 1996A:
          700    6.000%, 7/01/17                                                          7/06 at 102        AAA             725,725
        2,000    6.100%, 7/01/25                                                          7/06 at 102        AAA           2,056,540

          620   Community Development Administration, Department of Housing               5/02 at 102        N/R             635,395
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1992 Series A,
                 6.850%, 5/15/33 (Alternative Minimum Tax)

        1,130   Community Development Administration, Department of Housing               5/03 at 102        Aa2           1,168,590
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23

        2,500   Community Development Administration, Department of Housing               1/09 at 101        Aa2           2,475,500
                 and Community Development, Maryland, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

          880   Community Development Administration, Department of Housing               1/10 at 100        Aa2             919,644
                 and Community Development, Maryland, Housing Revenue Bonds,
                 Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

        1,450   Community Development Administration, Department of Housing               2/11 at 101        Aaa           1,511,147
                 and Community Development, Maryland, Multifamily Development
                 Revenue Bonds (Edgewater Village Apartments Project),
                 Series 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)

        3,075   Community Development Administration, Department of Housing               5/03 at 102        Aa3           3,124,631
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series D,
                 6.050%, 5/15/24

        2,000   Montgomery County Housing Opportunities Commission, Maryland,             7/05 at 102        Aa2           2,093,820
                 Multifamily Housing Revenue Bonds, 1995 Series A,
                 5.900%, 7/01/15

        1,500   Montgomery County Housing Opportunities Commission, Maryland,             7/06 at 102        Aaa           1,555,140
                 Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26

        3,830   Montgomery County Housing Opportunities Commission, Maryland,             7/08 at 101        Aaa           3,802,769
                 Multifamily Housing Development Bonds, 1998 Series A,
                 5.200%, 7/01/30

        2,000   Montgomery County Housing Opportunities Commission, Maryland,             7/10 at 100        Aaa           2,112,220
                 Multifamily Housing Development Bonds, Series 2000A,
                 6.100%, 7/01/30

        1,000   Prince George's County Housing Authority, Maryland, Mortgage              1/03 at 102        AAA           1,031,810
                 Revenue Refunding Bonds (Stevenson Apartments Project -
                 GNMA Collateralized), Series 1993A, 6.350%, 7/20/20

                Prince George's County Housing Authority, Maryland, Mortgage
                Revenue Refunding Bonds (Cherry Hill Apartments Project), Series
                1993A:
        1,090    5.900%, 9/20/10                                                          9/03 at 102        AAA           1,134,047
        1,930    6.000%, 9/20/15                                                          9/03 at 102        AAA           1,999,345

        1,500   Prince George's County Housing Authority, Maryland, Mortgage             12/04 at 102        AAA           1,585,335
                 Revenue Refunding Bonds (Riverview Terrace Apartments
                 Project - GNMA Collateralized), Series 1995A, 6.700%, 6/20/20

                Prince George's County Housing Authority, Maryland, Mortgage
                Revenue Refunding Bonds (Overlook Apartments Project - GNMA
                Collateralized), Series 1995A:
        2,000    5.700%, 12/20/15                                                        12/05 at 102        AAA           2,083,320
        1,670    5.750%, 12/20/19                                                        12/05 at 102        AAA           1,720,634

        1,000   Prince George's County Housing Authority, Maryland, Mortgage              5/02 at 100        AAA           1,000,310
                 Revenue Refunding Bonds (Foxglenn Apartments Project -
                 GNMA Collateralized), Series 1998A, 5.450%, 11/20/14
                 (Alternative Minimum Tax)

          540   Prince George's County Housing Authority, Maryland, Mortgage              9/09 at 102        AAA             560,893
                 Revenue Bonds (University Landing at Langley Apartments
                 Project - GNMA Collateralized), Series 1999, 6.100%, 3/20/41
                 (Alternative Minimum Tax)

        1,000   City of Salisbury, Maryland, Mortgage Revenue Refunding Bonds            12/04 at 102        AAA           1,046,210
                 (College Lane Apartments Project - FHA-Insured Mortgage
                 Loan), Series 1995A, 6.600%, 12/01/26

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.4%

$         595   Community Development Administration, Department of Housing               4/04 at 102        Aa2         $   607,168
                 and Community Development, Maryland, Single Family Program
                 Bonds, 1994 First Series, 5.900%, 4/01/11

        1,000   Community Development Administration, Department of Housing               4/04 at 102        Aa2           1,033,000
                 and Community Development, Maryland, Single Family Program
                 Bonds, 1994 Fourth Series, 6.450%, 4/01/14

        2,480   Community Development Administration, Department of Housing               4/04 at 102        Aa2           2,557,450
                 and Community Development, Maryland, Single Family Program
                 Bonds, 1994 Fifth Series, 6.750%, 4/01/26 (Alternative Minimum Tax)

          605   Community Development Administration, Department of Housing               4/03 at 102        Aa2             624,529
                 and Community Development, Maryland, Single Family Program
                 Bonds, 1992 Fourth Series, 6.800%, 4/01/22 (Alternative
                 Minimum Tax)

        1,455   Community Development Administration, Department of Housing               9/09 at 100        Aa2           1,535,185
                 and Community Development, Maryland, Residential Revenue
                 Bonds, 1999 Series H, 6.250%, 3/01/31 (Alternative Minimum Tax)

        1,985   Community Development Administration, Department of Housing               9/09 at 100        Aa2           2,072,737
                 and Community Development, Maryland, Residential Revenue
                 Bonds, 2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)

        1,995   Community Development Administration, Department of Housing               3/10 at 100        Aa2           2,110,610
                 and Community Development, Maryland, Residential Revenue
                 Bonds, 2000 Series D, 6.250%, 9/01/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing               4/06 at 102        Aa2           1,047,490
                 and Community Development, Maryland, Single Family Program
                 Bonds, 1996 Sixth Series, 6.200%, 4/01/22 (Alternative
                 Minimum Tax)

        1,835   Montgomery County Housing Opportunities Commission, Maryland,             7/04 at 102        Aa2           1,938,604
                 Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

          765   Prince George's County Housing Authority, Maryland, GNMA/FNMA             6/04 at 102        AAA             787,560
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1994A, 6.350%, 6/01/11 (Alternative Minimum Tax)

        1,665   Prince George's County Housing Authority, Maryland,                       8/07 at 102        AAA           1,721,910
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.625%, 8/01/17 (Alternative
                 Minimum Tax)

          610   Prince George's County Housing Authority, Maryland,                      No Opt. Call        AAA             642,495
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 2000A, 6.150%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

        1,000   Carroll County, Maryland, Refunding Revenue Bonds (Fairhaven              1/09 at 101         AA           1,031,510
                 and Copper Ridge), EMA Obligated Group Issue, Series 1999A,
                 5.625%, 1/01/25

        1,865   Maryland Economic Development Corporation, Revenue Bonds                  4/11 at 102        N/R           1,900,845
                 (Health and Mental Hygiene Providers Facilities Acquisition
                 Program), Series 1996A, 7.625%, 4/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.9%

                Baltimore County Metropolitan District, Maryland, General Obligation
                Bonds, 67th Issue:
        2,500    5.000%, 6/01/25                                                          6/11 at 101        AAA           2,505,425
        2,000    5.000%, 6/01/26                                                          6/11 at 101        AAA           2,002,600

        1,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,        No Opt. Call         A+           1,181,380
                 General Obligation Consolidated Public Improvement Serial Bonds
                 of 1989, Series B, 7.150%, 10/15/08

                City of Baltimore, Maryland, Mayor and City Council of
                Baltimore, General Obligation Consolidated Public Improvement
                Refunding Bonds of 1995, Series A:
        1,200    7.375%, 10/15/03                                                        No Opt. Call        AAA           1,309,260
        5,000    7.250%, 10/15/04                                                        No Opt. Call        AAA

        1,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,        No Opt. Call        AAA           1,142,870
                 General Obligation Consolidated Public Improvement Serial
                 Bonds of 1991, Series C, 6.375%, 10/15/07

        3,000   Frederick County, Maryland, General Obligation Public Facilities          7/09 at 101         AA           3,106,110
                 Bonds of 1999, 5.250%, 7/01/18

          500   Frederick County, Maryland, Villages of Lake Linganore Community          7/10 at 102         AA             511,340
                 Development Authority, Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29

        3,000   Montgomery County, Maryland, General Obligation Consolidated              1/10 at 101        AAA           3,351,570
                 Public Improvement Bonds of 2000, Series A, 5.750%, 1/01/19

        2,000   Montgomery County, Maryland, General Obligation Consolidated             10/11 at 101        AAA           2,077,660
                 Public Improvement Bonds, Refunding Series 2001,
                 5.250%, 10/01/18 (WI, settling 12/20/01)

          925   Northern Mariana Islands Commonwealth, General Obligation                 6/10 at 100          A             964,044
                 Bonds, Series 2000A, 6.000%, 6/01/20


                              Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Prince George's County, Maryland, General Obligation Consolidated         3/03 at 102        AAA         $ 1,055,470
                 Public Improvement Bonds, Series 1993, 5.750%, 3/15/09

        1,000   Prince George's County, Maryland, General Obligation Consolidated        12/11 at 101        AAA           1,031,930
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20
                 (WI, settling 12/19/01)

          500   Commonwealth of Puerto Rico, General Obligation Public                    7/10 at 100        AAA             573,010
                 Improvement Bonds of 2000, 5.750%, 7/01/26

          460   Wicomico County, Maryland, General Obligation Public Improvement         12/09 at 101        AAA             494,919
                 Bonds of 1999, 5.750%, 12/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.6%

        2,730   Anne Arundel County, Maryland, General Obligation Bonds,                  4/03 at 102        AA+           2,857,682
                 Consolidated Water and Sewer 1993 Refunding Series,
                 5.250%, 4/15/12

        1,465   Maryland Department of Housing and Community Development,                 6/08 at 101        Aaa           1,480,749
                 Community Development Administration, Infrastructure Financing
                 Bonds (MBIA-Insured), 1998 Series B, 5.200%, 6/01/28

                Maryland Department of Transportation, Certificates of Participation,
                Series 2000:
          950    5.500%, 10/15/19 (Alternative Minimum Tax)                              10/10 at 101        AA+             983,982
        1,005    5.500%, 10/15/20 (Alternative Minimum Tax)                              10/10 at 101        AA+           1,039,371

        4,455   Maryland Stadium Authority, Sports Facilities Lease Revenue               3/06 at 101        AAA           4,677,527
                 Bonds, Series 1996, 5.750%, 3/01/18

          635   New Baltimore City Board of School Commissioners, Maryland,              11/10 at 100        AA+             658,012
                 School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue         7/16 at 100          A           1,040,550
                 Bonds, Series 1996Y, 5.500%, 7/01/36

        2,200   Puerto Rico Public Building Authority, Public Education and Health    7/03 at 101 1/2          A           2,270,752
                 Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Gross            10/10 at 101       BBB-           2,166,020
                 Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, General Construction Bonds
                of 2000:
        1,085    5.250%, 6/01/20                                                          6/10 at 100        AAA           1,111,376
        1,205    5.250%, 6/01/21                                                          6/10 at 100        AAA           1,232,775

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        5,500   Maryland Transportation Authority, Special Obligation Revenue             7/04 at 102        AAA           5,905,185
                 Bonds (Baltimore/Washington International Airport Projects),
                 Series 1994-A (Qualified Airport Bonds), 6.250%, 7/01/14
                 (Alternative Minimum Tax)

        1,500   Maryland Transportation Authority, Revenue Bonds (Transportation          7/02 at 100         A+           1,531,215
                 Facilities Projects), Series 1992, 5.750%, 7/01/15

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds             6/06 at 102         BB           1,712,311
                 (American Airlines, Inc. Project), 1996 Series A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        2,000   Washington Metropolitan Area Transit Authority, District                 No Opt. Call        AAA           2,232,820
                 of Columbia, Gross Revenue Transit Refunding Bonds,
                 Series 1993, 6.000%, 7/01/07

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.3%

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/09 at 101      AA***           1,135,360
                 Revenue Bonds, Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded to 7/01/09)

        1,875   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102        AAA           1,926,994
                 Revenue Bonds, Good Samaritan Hospital Issue, Series 1993,
                 5.750%, 7/01/19

        3,125   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102        Aaa           3,182,250
                 Revenue Bonds, Howard County General Hospital Issue,
                 Series 1993, 5.500%, 7/01/25

        2,500   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call        AAA           2,519,725
                 Revenue Bonds, Helix Health Issue, Series 1997,
                 5.000%, 7/01/27

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101        AAA           1,058,730
                  Bonds, 2000 Series A, 5.500%, 10/01/20

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.5%

$       6,000   Anne Arundel County, Maryland, Pollution Control Revenue                  4/04 at 102          A         $ 6,213,120
                 Refunding Bonds (Baltimore Gas and Electric Company Project),
                 Series 1994, 6.000%, 4/01/24

        6,500   Calvert County, Maryland, Pollution Control Revenue Refunding             7/04 at 102          A           6,728,800
                 Bonds (Baltimore Gas and Electric Company Project),
                 Series 1993, 5.550%, 7/15/14

        3,000   Maryland Energy Financing Administration, Limited Obligation              9/05 at 102        N/R           3,149,400
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

        9,600   Montgomery County, Maryland, Solid Waste System Revenue                   6/03 at 102        AAA           9,965,568
                 Bonds, 1993 Series A, 5.875%, 6/01/13 (Alternative
                 Minimum Tax)

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
        3,000    7.150%, 1/01/04                                                         No Opt. Call        AAA           3,256,320
        4,675    7.200%, 1/01/05                                                          1/04 at 102        AAA           5,132,075

        5,000   Prince George's County, Maryland, Pollution Control Revenue               1/03 at 102         A1           5,183,350
                 Refunding Bonds (Potomac Electric Project), 1993 Series,
                 6.375%, 1/15/23

        5,750   Prince George's County, Maryland, Solid Waste Management System           6/03 at 102        AAA           5,900,018
                 Revenue Bonds, Series 1993, 5.250%, 6/15/13

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/04 at 100         A-           1,012,060
                 Series T, 5.500%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.9%

        3,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,        No Opt. Call        AAA           3,042,630
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1994-A, 5.000%, 7/01/24

        2,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,         7/08 at 101        AAA           1,999,919
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1998-A, 5.000%, 7/01/28

        1,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,         7/06 at 101        AAA           1,031,719
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1996-A, 5.500%, 7/01/26

                City of Baltimore, Maryland, Mayor and City Council of
                Baltimore, Project and Refunding Revenue Bonds (Water Projects),
                Series 2000-A:
          590    6.000%, 7/01/15                                                          7/10 at 100        AAA             659,330
          500    6.000%, 7/01/17                                                          7/10 at 100        AAA             554,969

        1,500   City of Baltimore, Maryland, Project and Refunding Revenue                7/10 at 100        AAA           1,575,944
                 Bonds (Wastewater Projects), Series 2000A, 5.625%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
$     221,025   Total Investments (cost $219,637,150) - 99.7%                                                            226,117,710
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                         611,214
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $226,728,924
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                              Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.1%

$       1,000   Northeast Maryland Waste Disposal Authority, Resource Recovery            1/09 at 101        BBB         $   972,630
                 Revenue Bonds (Baltimore RESCO Retrofit Project), Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.9%

        2,825   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100        Aa3           2,974,330
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
        1,205    6.000%, 5/15/22                                                          5/11 at 101         A1           1,240,319
        1,075    6.375%, 5/15/28                                                          5/11 at 101         A1           1,132,846

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.7%

                Frederick County, Maryland, Educational Facilities Revenue Bonds
                (Mount Saint Mary's College), Series 2001A:
          465    5.700%, 9/01/20                                                          3/10 at 101        BBB             470,385
        1,000    5.750%, 9/01/25                                                          3/10 at 101        BBB           1,008,820
          500    5.800%, 9/01/30                                                          3/10 at 101        BBB             505,045

        1,800   Maryland Economic Development Corporation, Student Housing                7/11 at 101          A           1,867,662
                 Revenue Bonds (University Village at Sheppard Pratt),
                 Series 2001, 6.000%, 7/01/33

        1,000   Maryland Economic Development Corporation, Utility Infrastructure         7/11 at 100        AAA           1,004,870
                 Revenue Bonds (University of Maryland College Park Project),
                 2001 Series, 5.000%, 7/01/19

        1,500   Maryland Health and Higher Educational Facilities Authority,              7/08 at 102       BBB-           1,518,360
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School Issue, 6.000%, 7/01/31

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds (Ana G. Mendez University System
                Project), Series 1999:
          215    5.375%, 2/01/19                                                          2/09 at 101        BBB             211,670
          410    5.375%, 2/01/29                                                          2/09 at 101        BBB             394,678

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.4%

        2,725   Maryland Health and Higher Educational Facilities Authority,              6/09 at 101          A           2,759,390
                 Kaiser Permanente Revenue Bonds, 1998 Series A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 102         A2             949,250
                 Revenue Bonds, Calvert Memorial Hospital Issue, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 101        AAA           1,003,740
                 Revenue Bonds, Anne Arundel Medical Center Issue,
                 Series 1998, 5.125%, 7/01/28

          570   Maryland Health and Higher Educational Facilities Authority,              7/08 at 101         A3             556,839
                 Hospital Refunding and Revenue Bonds, Union Hospital of
                 Cecil County Issue, Series 1998, 5.100%, 7/01/22

        1,250   Maryland Health and Higher Educational Facilities Authority,              5/11 at 100        AA-           1,225,738
                 Revenue Bonds, Johns Hopkins Hospital Issue, Series 2001,
                 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         A-             986,890
                 Revenue Bonds (Mercy Medical Center), Series 2001,
                 5.625%, 7/01/31 (WI, settling 12/12/01)

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         A+             958,880
                 Revenue Bonds (Greater Baltimore Medical Center), Series 2001,
                 5.000%, 7/01/34 (WI, settling 12/06/01)

        2,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100          A           1,960,580
                 Revenue Bonds (University of Maryland Medical System),
                 Series 2001, 5.250%, 7/01/28 (WI, settling 12/05/01)

           20   Prince George's County, Maryland, Project and Refunding Revenue           7/04 at 102         B3              10,021
                 Bonds, Dimensions Health Corporation Issue, Series 1994,
                 5.300%, 7/01/24

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.6%

$         750   Baltimore County, Maryland, Mortgage Revenue Refunding Bonds             10/08 at 102        AAA         $   741,938
                 (GNMA Collateralized - Cross Creek Apartments Project),
                 Series 1998A, 5.250%, 10/20/33

        2,000   Community Development Administration, Department of Housing               7/08 at 101        Aa2           2,045,940
                 and Community Development, Maryland, Housing Revenue
                 Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing               5/11 at 100        Aa3             986,070
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loan), 2001 Series B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing              12/11 at 100        Aaa           1,003,190
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Princess Anne Apartments Project), Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax) (WI, settling 12/06/01)

          750   Montgomery County Housing Opportunities Commission, Maryland,             7/08 at 101        Aaa             736,028
                 Multifamily Housing Development  Bonds, 1998 Series A,
                 5.250%, 7/01/29 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission, Maryland,             7/10 at 100        Aaa           2,110,640
                 Multifamily Housing Development Bonds, Series 2000B,
                 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission, Maryland,             7/11 at 100        Aaa           2,012,260
                 Multifamily Housing Development Bonds, Series 2001A,
                 5.600%, 7/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 17.7%

          215   Community Development Administration, Department of Housing               9/09 at 100        Aa2             223,353
                 and Community Development, Maryland, Residential Housing
                 Revenue Bonds, 1997 Series E, 5.700%, 9/01/17

        3,000   Community Development Administration, Department of Housing               9/09 at 100        Aa2           3,101,940
                 and Community Development, Maryland, Residential Revenue
                 Bonds, 2000 Series G, 5.950%, 9/01/29 (Alternative Minimum Tax)

        1,975   Community Development Administration, Department of Housing               9/10 at 100        Aa2           2,010,866
                 and Community Development, Maryland, Residential Revenue
                 Bonds, Series H, 5.800%, 9/01/32 (Alternative Minimum Tax)

        3,865   Community Development Administration, Department of Housing              10/10 at 100        Aa2           3,878,450
                 and Community Development, Maryland, Single Family Program
                 Bonds, First Series 2001, 5.000%, 4/01/17

        1,000   Community Development Administration, Department of Housing               9/10 at 100        Aa2           1,006,970
                 and Community Development, Maryland, Residential Revenue
                 Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing               3/11 at 100        Aa2           1,010,110
                 and Community Development, Maryland, Residential Revenue
                 Bonds, Series 2001F, 5.600%, 9/01/28 (Alternative Minimum Tax)

        3,185   Montgomery County Housing Opportunities Commission,                       7/07 at 102        Aa2           3,394,095
                 Maryland, Single Family Mortgage Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/13

        1,500   Prince George's County Housing Authority, Maryland, Single Family         8/07 at 102        AAA           1,539,105
                 Mortgage Revenue Bonds (FHLMC/FNMA/GNMA Collateralized),
                 Series 1997, 5.750%, 8/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

        1,000   Maryland Health and Higher Educational Facilities Authority,              4/11 at 101        N/R           1,007,200
                 Revenue Bonds (Collington Episcopal Life), Series 2001A,
                 6.750%, 4/01/23

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.2%

                Anne Arundel County, Maryland, General Obligation Various
                Purpose Bonds, Series 2001:
          580    4.800%, 2/15/18                                                          2/11 at 101        AA+             574,484
          900    5.000%, 2/15/28                                                          2/11 at 101        AA+             897,849

                Baltimore County Metropolitan District, Maryland, General Obligation
                Bonds, 67th Issue:
        1,500    5.000%, 6/01/26                                                          6/11 at 101        AAA           1,501,950
        3,500    5.000%, 6/01/27                                                          6/11 at 101        AAA           3,503,325

                Howard County, Maryland, Consolidated Public Improvement Bonds,
                Series 2001A:
        1,210    4.750%, 2/15/19                                                          2/09 at 101        AAA           1,189,672
        1,220    4.750%, 2/15/20                                                          2/09 at 101        AAA           1,196,161
        1,360    4.750%, 2/15/21                                                          2/09 at 101        AAA           1,330,556

          430   Northern Mariana Islands Commonwealth, General Obligation                 6/10 at 100          A             448,150
                 Bonds, Series 2000A, 6.000%, 6/01/20

          740   Mayor and City Council of Ocean City, Maryland, General Obligation        3/11 at 101        AAA             732,289
                 Municipal Purpose Bonds, Series 2001, 4.875%, 3/01/19


                              Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Prince George's County, Maryland, General Obligation Consolidated        12/11 at 101        AAA         $ 1,547,895
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20
                 (WI, settling 12/19/01)

          410   Commonwealth of Puerto Rico, General Obligation Public                    7/08 at 101        AAA             411,546
                 Improvement Refunding Bonds, Series 1998B, 5.000%, 7/01/24

          410   Commonwealth of Puerto Rico, General Obligation Public                    7/08 at 101          A             402,235
                 Improvement Bonds, Series 1999, 5.000%, 7/01/28

        1,000   Commonwealth of Puerto Rico, General Obligation Public                    7/11 at 100        AAA           1,008,320
                 Improvement Refunding Bonds, Series 2001, 5.125%, 7/01/30

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.5%

          500   City of Baltimore, Maryland, Mayor and City Council of Baltimore,         9/08 at 102        AAA             502,955
                 Convention Center Refunding Revenue Bonds, Series 1998,
                 5.000%, 9/01/19

        2,150   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue       1/08 at 101        AAA           2,163,416
                 Bonds, Series 1997A, 5.000%, 7/01/21

        1,290   Virgin Islands Public Finance Authority, Revenue Bonds (Gross            10/10 at 101       BBB-           1,397,225
                 Receipts Taxes Loan Note), Series 1999A, 6.375%, 10/01/19

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, General Construction Bonds
                of 2001:
          895    5.000%, 6/01/22                                                          6/11 at 100        AAA             898,696
          935    5.000%, 6/01/23                                                          6/11 at 100        AAA             938,160
          985    5.000%, 6/01/24                                                          6/11 at 100        AAA             987,581
        1,035    5.000%, 6/01/25                                                          6/11 at 100        AAA           1,036,935

          365   Washington Suburban Sanitary District, Montgomery and                     6/11 at 100        AAA             359,828
                 Prince George's Counties, Maryland, Sewage Disposal Bonds
                 of 2001, 4.750%, 6/01/20

        1,290   Washington Suburban Sanitary District, Montgomery and                     6/11 at 100        AAA           1,271,721
                 Prince George's Counties, Maryland, Water Supply Bonds of 2001,
                 4.750%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.8%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, Johns Hopkins Medical Institutions Issue
                of 2001:
          650    5.000%, 7/01/27                                                          7/11 at 100        AAA             644,592
        1,500    5.000%, 7/01/34                                                          7/11 at 100        AAA           1,479,975

        1,750   Minneapolis-St. Paul Metropolitan Airports Commission,                    4/11 at 101        N/R           1,366,050
                 Minnesota, Special Facilities Revenue Bonds (Northwest
                 Airlines, Inc. Project), Series 2001A, 7.000%, 4/01/25 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.2%

        1,000   Maryland Transportation Authority, Transportation Facilities Project     No Opt. Call        AAA           1,168,960
                 Revenue Bonds, First Series Refunding, 6.800%, 7/01/16

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        2,300    5.500%, 10/01/32                                                        10/10 at 101        AAA           2,414,402
        2,000    5.500%, 10/01/40                                                        10/10 at 101        AAA           2,093,260

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

                Guam Power Authority, Revenue Bonds, 1999 Series A:
          890    5.125%, 10/01/29                                                        10/09 at 101        AAA             895,660
        1,000    5.125%, 10/01/29                                                        10/09 at 101        AAA           1,006,360

        2,500   Maryland Energy Financing Administration, Limited Obligation              9/05 at 102        N/R           2,624,500
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

        1,800   Puerto Rico Electric Power Authority, Power Revenue Refunding             7/05 at 100         A-           1,810,134
                 Bonds, Series Z, 5.250%, 7/01/21

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.2%

$       1,000   City of Baltimore, Maryland, Mayor and City Council of Baltimore,        No Opt. Call        AAA         $ 1,014,209
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1994-A, 5.000%, 7/01/24

        1,015   City of Baltimore, Maryland, Mayor and City Council of Baltimore,         7/08 at 101        AAA           1,014,958
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1998-A, 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
$      91,410   Total Investments (cost $91,809,507) - 101.4%                                                             92,355,107
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

$         500   Puerto Rico Government Development Bank, Revenue Refunding                                VMIG-1             500,000
=============    Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.170%, 12/01/15+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.9)%                                                                   (1,709,234)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $91,145,873
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                              Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.4%

$       2,250   Northeast Maryland Waste Disposal Authority, Resource Recovery            1/09 at 101        BBB         $ 2,188,418
                 Revenue Bonds (Baltimore RESCO Retrofit Project), Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

        1,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100        Aa3           1,057,980
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26

          800   Virgin Islands Tobacco Settlement Financing Corporation,                  5/11 at 100         A3             765,544
                 Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.9%

          250   Maryland Health and Higher Educational Facilities Authority,              7/08 at 102       BBB-             253,060
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School Issue, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,              1/11 at 101        AAA             422,491
                 Revenue Bonds, Series 2000, Bullis School Issue,
                 5.250%, 7/01/30

        1,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 102         AA           1,055,360
                 Refunding Revenue Bonds, Johns Hopkins University Issue,
                 Series 1998, 5.125%, 7/01/12

        1,400   Maryland Health and Higher Educational Facilities Authority,             10/08 at 101        AAA           1,313,130
                 Revenue Bonds, College of Notre Dame of Maryland Issue,
                 Series 1998, 4.650%, 10/01/23

        2,500   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         AA           2,422,025
                 Revenue Bonds (Johns Hopkins University), Series 2001B,
                 5.000%, 7/01/41

                University of Maryland, System Auxiliary Facility and Tuition
                Revenue Bonds, 2001 Series B:
        1,580    4.375%, 4/01/17                                                          4/11 at 100        AA+           1,491,030
        1,140    4.500%, 4/01/19                                                          4/11 at 100        AA+           1,075,237

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.0%

        3,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 101        AAA           3,008,130
                 Revenue Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/33

        3,000   Maryland Health and Higher Educational Facilities Authority,              1/08 at 101        Aaa           2,980,320
                 Revenue Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

        2,000   Maryland Health and Higher Educational Facilities Authority,              5/11 at 100        AA-           1,926,940
                 Revenue Bonds, Johns Hopkins Hospital Issue, Series 2001,
                 5.000%, 5/15/34

        2,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         A-           1,973,780
                 Revenue Bonds (Mercy Medical Center), Series 2001,
                 5.625%, 7/01/31 (WI, settling 12/12/01)

        1,500   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100         A+           1,438,320
                 Revenue Bonds (Greater Baltimore Medical Center), Series 2001,
                 5.000%, 7/01/34 (WI, settling 12/06/01)

        2,000   Maryland Health and Higher Educational Facilities Authority,              7/11 at 100          A           1,960,580
                 Revenue Bonds (University of Maryland Medical System),
                 Series 2001, 5.250%, 7/01/28 (WI, settling 12/05/01)

        2,160   Montgomery County, Maryland, Economic Development Revenue                12/11 at 100        AA-           2,127,233
                 Bonds (Trinity Healthcare Group), Series 2001, 5.125%, 12/01/22

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 10.5%

$         280   Community Development Administration, Department of Housing               5/11 at 100        Aa3         $   276,231
                 and Community Development, Maryland, Multifamily Housing
                 Insured Mortgage Loans, Series 2001A, 5.100%, 5/15/28

        5,000   Community Development Administration, Department of Housing               5/11 at 100        Aa3           4,930,350
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loan), 2001 Series B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,110   Community Development Administration, Department of Housing              12/11 at 100        Aaa           1,113,541
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Princess Anne Apartments Project), Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax) (WI, settling 12/06/01)

        3,145   Community Development Administration, Department of Housing              12/11 at 100        Aaa           3,155,033
                 and Community Development, Maryland, Multifamily Development
                 Revenue Bonds (Waters Towers Senior Apartments), Series 2001F,
                 5.450%, 12/15/33 (Alternative Minimum Tax) (WI, settling 12/06/01)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.7%

          500   Community Development Administration, Department of Housing           3/07 at 101 1/2        Aa2             517,080
                 and Community Development, Maryland, Residential Revenue
                 Bonds, Series 1997B, 5.875%, 9/01/25 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing               9/10 at 100        Aa2             985,950
                 and Community Development, Maryland, Residential Revenue
                 Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.8%

          500   Carroll County Commissioners, Maryland, General Obligation               10/08 at 101         AA             502,850
                 Consolidated Public Improvement Bonds, Series 1998,
                 4.400%, 10/01/12

                Cecil County, Maryland, General Obligation Consolidated Public
                Improvement Bonds, Series 2001B:
          975    4.600%, 8/01/18                                                          8/11 at 101         A+             938,867
        1,020    4.600%, 8/01/19                                                          8/11 at 101         A+             977,170
          300    4.625%, 8/01/20                                                          8/11 at 101         A+             284,787
          335    4.750%, 8/01/21                                                          8/11 at 101         A+             322,742

          510   City of Frederick, Maryland, General Obligation General Improvement      12/11 at 101        AA-             501,218
                 Bonds, Refunding Series 2001, 4.750%, 12/01/19

                State of Maryland, General Obligation Bonds, State and Local
                Facilities Loan of 2001, First Series:
        2,445    5.500%, 3/01/11                                                         No Opt. Call        AAA           2,695,319
        1,500    5.500%, 3/01/12                                                         No Opt. Call        AAA           1,652,445

        4,730   Montgomery County, Maryland, General Obligation Consolidated             10/11 at 101        AAA           4,913,666
                 Public Improvement Bonds, Refunding Series 2001,
                 5.250%, 10/01/18 (WI, settling 12/20/01)

                Prince George's County, Maryland, General Obligation Consolidated
                Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20 (WI, settling 12/19/01)                                12/11 at 101        AAA           1,031,930
        2,820    5.250%, 12/01/21 (WI, settling 12/19/01)                                12/11 at 101        AAA           2,904,882

          590   Commonwealth of Puerto Rico, General Obligation Public                    7/08 at 101        AAA             592,224
                 Improvement Refunding Bonds, Series 1998B, 5.000%, 7/01/24

                Commonwealth of Puerto Rico, General Obligation Public
                Improvement Refunding Bonds, Series 2001:
        2,000    5.000%, 7/01/24                                                          7/11 at 100        AAA           2,008,240
          620    5.125%, 7/01/30                                                          7/11 at 100        AAA             625,158

        1,500   Commonwealth of Puerto Rico, General Obligation Public                   No Opt. Call          A           1,603,320
                  Improvement Bonds, Series 2002A, 5.500%, 7/01/29


                              Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 12.1%

$         750   Anne Arundel County, Maryland, General Obligation Bonds,                  8/09 at 101        AA+         $   709,238
                 Consolidated Water and Sewer Series 1999, 4.500%, 8/01/19

        3,220   Puerto Rico Highway and Transportation Authority, Transportation          7/08 at 101        AAA           3,216,555
                 Revenue Bonds, Series A, 5.000%, 7/01/28

                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 1997A:
        1,600    5.000%, 7/01/21                                                          1/08 at 101        AAA           1,609,984
        1,000    5.000%, 7/01/28                                                          1/08 at 101        AAA             998,930

        1,150   Puerto Rico Public Building Authority, Government Facilities Revenue  7/07 at 101 1/2        AAA           1,150,529
                 Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                 5.000%, 7/01/27

                Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                Bonds, Series 2001A:
        1,300    5.000%, 8/01/21                                                          8/11 at 100        AAA           1,309,334
        2,000    5.000%, 8/01/29                                                          8/11 at 100        AAA           1,995,400

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.0%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, Johns Hopkins Medical Institutions Issue
                of 2001:
          650    5.000%, 7/01/27                                                          7/11 at 100        AAA             644,592
        3,025    5.000%, 7/01/34                                                          7/11 at 100        AAA           2,984,616

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.8%

        1,250   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call        AAA           1,290,363
                 Revenue Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/17

        1,365   Maryland Transportation Authority, Transportation Facilities Project     No Opt. Call        AAA           1,595,630
                 Revenue Bonds, First Series Refunding, 6.800%, 7/01/16

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101        AAA           4,186,520
                 Bonds, 2000 Series A, 5.500%, 10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.2%

                Guam Power Authority, Revenue Bonds, 1999 Series A:
          740    5.125%, 10/01/29                                                        10/09 at 101        AAA             744,706
        1,000    5.250%, 10/01/34                                                        10/09 at 101        AAA           1,014,970

        1,000   Maryland Energy Financing Administration, Limited Obligation              9/05 at 102        N/R           1,049,800
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/10 at 101        AAA           1,019,189
                 Series HH, 5.250%, 7/01/29 (DD1, settling 12/07/01)
------------------------------------------------------------------------------------------------------------------------------------
$      84,925   Total Investments (cost $85,954,870) - 94.4%                                                              85,512,937
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 23.9%

        1,600   Farmington Hills Hospital Finance Authority, Michigan, Hospital                           VMIG-1           1,600,000
                 Revenue Bonds (Botsford General Hospital), Series 1991B,
                 Variable Rate Demand Bonds, 1.600%, 2/15/16+

        2,500   Fayetteville Public Facilities Board, Arkansas, Revenue Refunding                         VMIG-1           2,500,000
                 Bonds (Butterfield Trail Village Project), Series 1997, Variable
                 Rate Demand Bonds, 1.550%, 9/01/27+

        2,000   Jay Street Development Corporation, New York, Courts Facility                             VMIG-1           2,000,000
                 Lease Revenue Bonds (New York City - Jay Street Project),
                 Fiscal 2001 Series A-2, Variable Rate Demand Bonds,
                 1.300%, 5/01/20+

        2,000   Maryland Energy Financing Administration, Limited Obligation                              VMIG-1           2,000,000
                 Solid Waste Disposal Facility Revenue Bonds (Cimenteries
                 CBR S.A. Project), 2000 Series, Variable Rate Demand Bonds,
                 1.700%, 5/01/35+

        2,000   Maryland Health and Higher Educational Facilities Authority,                              VMIG-1           2,000,000
                 Pooled Loan Program Revenue Bonds, Series 1985A, Variable Rate
                 Demand Bonds, 1.450%, 4/01/35+

        2,000   Multnomah County, Oregon, Higher Education Revenue Bonds                                  VMIG-1           2,000,000
                 (Concordia University of Portland Project), Series 1999, Variable
                 Rate Demand Bonds, 1.600%, 12/01/29+

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (continued)

$       1,400   New York City Municipal Water Finance Authority, New York,                                VMIG-1         $ 1,400,000
                 Water and Sewer System Revenue Bonds, Fiscal 1993 Series C,
                 Variable Rate Demand Bonds, 1.450%, 6/15/22+

        1,700   New York City Transitional Finance Authority, New York, Future                            VMIG-1           1,700,000
                 Tax Secured Revenue Bonds, Fiscal Year 1999 Series B,
                 Subseries B-2, Variable Rate Demand Bonds, 1.550%, 11/01/26+

        6,500   Puerto Rico Government Development Bank, Revenue Refunding                                VMIG-1           6,500,000
                 Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.170%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$      21,700   Total Short-Term Investments (cost $21,700,000)                                                           21,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (18.3)%                                                                 (16,558,363)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $90,654,574
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                   (DD1) Portion of security purchased on a delayed delivery
                         basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                              Nuveen North Carolina Premium Income Municipal Fund (NNC)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.0%

$       3,500   Haywood County Industrial Facilities and Pollution Control               12/05 at 102        BBB         $ 3,450,720
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds (Champion International Corporation Project),
                 Series 1995A, 5.750%, 12/01/25 (Alternative Minimum Tax)

        2,000   Haywood County Industrial Facilities and Pollution Control                3/06 at 102       Baa2           2,027,960
                 Financing Authority, North Carolina, Pollution Control Revenue
                 Refunding Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.1%

                North Carolina Education Assistance Authority, Guaranteed
                Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien):
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                7/05 at 102         A2           1,051,390
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                                7/05 at 102         A2           2,504,016

        5,875   North Carolina Education Assistance Authority (A Political                7/06 at 102         A2           6,154,063
                 Subdivision of the State of North Carolina),  Guaranteed Student
                 Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.1%

        5,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,                 1/11 at 101         AA           4,697,350
                 Healthcare System Revenue Bonds (DBA Carolinas Healthcare
                 System), Series 2001A, 5.000%, 1/15/31 (WI, settling 12/13/01)

        2,000   North Carolina Medical Care Commission, Healthcare Facilities            10/09 at 101          A           2,114,540
                 Revenue Bonds (Stanly Memorial Hospital Project), Series 1999,
                 6.375%, 10/01/29

        5,750   North Carolina Medical Care Commission, Healthcare Facilities            10/11 at 101        AAA           5,615,278
                 Revenue Bonds (WakeMed Project), Series 2001,
                 5.000%, 10/01/32

        3,000   North Carolina Medical Care Commission, Hospital Revenue                  5/02 at 102        AA-           3,032,640
                 Refunding Bonds (Carolina Medicorp Project), Series 1992,
                 5.500%, 5/01/15

        5,615   North Carolina Medical Care Commission, Hospital Revenue Bonds           10/08 at 101        AA-           5,072,535
                 (FirstHealth of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26

        5,000   North Carolina Medical Care Commission, Health System Revenue            10/11 at 101         AA           4,842,300
                 Bonds (Mission-Saint Joseph Health System), Series 2001,
                 5.250%, 10/01/31

        3,340   Board of Governors of the University of North Carolina, University        2/06 at 102         AA           3,287,996
                 of North Carolina Hospitals at Chapel Hill, Revenue Bonds,
                 Series 1996, 5.250%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.7%

        1,000   City of Asheville Housing Authority, North Carolina, Multifamily         11/07 at 102        AAA           1,009,440
                 Housing Revenue Bonds (GNMA Collateralized - Woodridge
                 Apartments), Series 1997, 5.800%, 11/20/39 (Alternative
                 Minimum Tax)

        1,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding             1/03 at 105        AAA           1,025,870
                 Bonds (FHA-Insured Mortgage Loan - Tryon Hills Apartments
                 Project), Series 1993A, 5.875%, 1/01/25

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA-Insured Mortgage Loan Resolution), Series 1993:
          650    5.800%, 7/01/14                                                          1/03 at 102         AA             658,736
        1,000    5.900%, 7/01/26                                                          1/03 at 102         AA           1,014,490

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 14.9%

        4,095   North Carolina Housing Finance Agency, Single Family Revenue              3/04 at 102         AA           4,268,587
                 Bonds, Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)

        2,600   North Carolina Housing Finance Agency, Single Family Revenue              9/02 at 102         AA           2,676,466
                 Bonds, Series V (1985 Resolution), 6.800%, 9/01/25 (Alternative
                 Minimum Tax)

        6,570   North Carolina Housing Finance Agency, Home Ownership Revenue             7/09 at 100         AA           6,878,264
                 Bonds, Series 6A, 1998 Trust Agreement, 6.200%, 1/01/29

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       3,990   North Carolina Housing Finance Agency, Single Family Revenue              3/06 at 102         AA         $ 4,121,630
                 Bonds, Series HH (1985 Resolution), 6.300%, 3/01/26 (Alternative
                 Minimum Tax)

        2,370   North Carolina Housing Finance Agency, Home Ownership Program             7/10 at 100        AAA           2,373,745
                 Bonds, Series 10A, 1998 Trust Agreement, 5.400%, 7/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

        2,000   Orange County, North Carolina, General Obligation School Bonds,           2/04 at 102        AA+           2,149,360
                 Series 1994, 5.500%, 2/01/11

        6,250   Commonwealth of Puerto Rico, General Obligation Public                7/06 at 101 1/2          A           6,367,813
                 Improvement Bonds of 1996, 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.6%

        6,000   City of Charlotte, North Carolina, Refunding Certificates of             12/03 at 102        AAA           6,041,940
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

        2,180   City of Concord, North Carolina, Certificates of Participation,           6/06 at 102        AAA           2,350,738
                 Series 1996A, 6.125%, 6/01/21

        3,970   City of Durham, North Carolina, Certificates of Participation             7/02 at 102        AA+           4,156,789
                 (Water Utility Improvements), 6.375%, 7/15/12

          750   Johnston County Finance Corporation, North Carolina, Installment          8/09 at 101        AAA             760,110
                 Payment Revenue Bonds (School and Museum Projects),
                 Series 1999, 5.250%, 8/01/21

        5,000   Puerto Rico Highway and Transportation Authority, Highway Revenue     7/06 at 101 1/2        AAA           5,196,850
                 Bonds, Series 1996Y, 5.500%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.6%

        5,000   Raleigh-Durham Airport Authority, North Carolina, Airport Revenue         5/11 at 101        Aaa           4,852,550
                 Bonds, Series 2001A, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.8%

                Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare
                System Revenue Bonds, Series 1992:
        1,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                1/02 at 102      AA***           1,023,190
        1,500    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                1/02 at 102      AA***           1,534,785
        2,150    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                1/02 at 102      AA***           2,200,783
        2,940    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                1/02 at 102      AA***           3,009,443

        2,680   North Carolina Municipal Power Agency Number 1, Catawba Electric         No Opt. Call        AAA           3,414,963
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10

        1,050   Orange Water and Sewer Authority, North Carolina, Water and               7/03 at 102     Aa1***           1,115,604
                 Sewer System Revenue and Revenue Refunding Bonds,
                 Series 1993, 5.200%, 7/01/16 (Pre-refunded to 7/01/03)

        2,280   Board of Governors of the University of North Carolina,                   2/02 at 102      AA***           2,344,250
                 University of North Carolina Hospitals at Chapel Hill, Revenue
                 Bonds, Series 1992, 6.000%, 2/15/24 (Pre-refunded to 2/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.0%

        2,900   City of Fayetteville, North Carolina, Public Works Commission             3/07 at 101        AAA           2,903,248
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24

        5,000   North Carolina Eastern Municipal Power Agency, Power System               1/03 at 102        BBB           5,000,000
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

        1,500   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102 1/2        BBB           1,513,200
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

        4,000   North Carolina Municipal Power Agency Number 1, Catawba Electric          1/10 at 101       BBB+           4,230,040
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.0%

        4,000   City of Charlotte, North Carolina, Water and Sewer System Revenue         6/10 at 101        AAA           4,052,240
                 Bonds, Series 2000, 5.250%, 6/01/25

        2,000   City of Charlotte, North Carolina, Storm Water Fee Revenue Bonds,         6/10 at 101        AA+           2,187,360
                 Series 2000, 6.000%, 6/01/25


                              Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,350   Orange Water and Sewer Authority, North Carolina, Water and               7/03 at 102        Aa1         $ 2,379,516
                 Sewer System Revenue and Revenue Refunding Bonds,
                 Series 1993, 5.200%, 7/01/16

        2,180   Union County, North Carolina, Enterprise Systems Revenue Bonds,           6/06 at 102        AAA           2,245,355
                 Series 1996, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     136,435   Total Investments (cost $133,111,591) - 102.1%                                                           138,908,143
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.1)%                                                                   (2,797,220)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $136,110,923
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                              Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 5.4%

$         750   Columbus County, North Carolina, Industrial Facilities and Pollution      4/07 at 102        BBB         $   764,085
                 Control Financing Authority, Environmental Improvement Revenue
                 Bonds (International Paper Company Project), Series 1997A,
                 6.150%, 4/01/21 (Alternative Minimum Tax)

          750   Columbus County, North Carolina, Industrial Facilities and Pollution     12/07 at 102        BBB             755,528
                 Control Financing Authority, Solid Waste Disposal Revenue Bonds
                 (International Paper Company Project), Series 1996A Refunding,
                 5.800%, 12/01/16 (Alternative Minimum Tax)

        1,100   Northampton County, North Carolina, Industrial Facilities and             2/11 at 101        BBB           1,123,892
                 Pollution Control Financing Authority, Environmental Improvement
                 Revenue Bonds (International Paper Company Project), Series 2001A,
                 6.200%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.0%

          500   North Carolina Capital Facilities Finance Agency, Educational             9/11 at 101         A3             492,775
                 Facilities Revenue Bonds (High Point University Project),
                 Series 2001, 5.125%, 9/01/18

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and                 2/09 at 101        BBB             962,630
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds (Ana G. Mendez University System
                 Project), Series 1999, 5.375%, 2/01/29

        2,000   The University of North Carolina at Chapel Hill, General Revenue          6/11 at 100        AA+           1,971,120
                 Bonds, Series 2001A, 5.000%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.1%

        1,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal                4/11 at 101       BBB-           1,043,010
                 Revenue Bonds (Valero Energy Corporation Project), Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.4%

        2,500   Charlotte-Mecklenburg Hospital Authority, North Carolina,                 1/11 at 101         AA           2,348,675
                 Healthcare System Revenue Bonds (DBA Carolinas Healthcare
                 System), Series 2001A, 5.000%, 1/15/31 (WI, settling 12/13/01)

        2,500   North Carolina Medical Care Commission, Healthcare Revenue                5/07 at 100        AA-           2,447,675
                 Bonds (Carolina Medicorp Project), Series 1996, 5.250%, 5/01/26

        2,450   North Carolina Medical Care Commission, Healthcare Facilities            10/11 at 101        AAA           2,392,597
                 Revenue Bonds (WakeMed Project), Series 2001, 5.000%, 10/01/32

        1,500   North Carolina Medical Care Commission, Hospital Revenue Bonds           10/08 at 101        AA-           1,355,085
                 (FirstHealth of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26

        2,000   North Carolina Medical Care Commission, Health System Revenue            10/11 at 101         AA           1,936,920
                 Bonds (Mission-Saint Joseph Health System), Series 2001,
                 5.250%, 10/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.6%

        2,250   City of Durham Housing Authority, North Carolina, Multifamily             6/11 at 100        AAA           2,273,670
                 Housing Revenue Bonds (Naples Terrace Apartments Project -
                 FNMA Guaranteed), Series 2001, 5.700%, 6/01/33 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.6%

        2,980   North Carolina Housing Finance Agency, Home Ownership Revenue             7/09 at 100         AA           3,022,972
                 Bonds, Series 5A, 1998 Trust Agreement, 5.625%, 7/01/30
                 (Alternative Minimum Tax)

        2,200   North Carolina Housing Finance Agency, Home Ownership Program             7/10 at 100        AAA           2,203,476
                 Bonds, Series 10A, 1998 Trust Agreement, 5.400%, 7/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        2,000   North Carolina Medical Care Commission, Healthcare Facilities             4/11 at 101        N/R           2,024,380
                 Revenue Bonds (Salemtowne Project - First Mortgage), Series 2001,
                 6.625%, 4/01/31


                              Nuveen North Carolina Dividend Advantage Municipal Fund (NRB) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.9%

$       4,125   Galveston County, Texas, Justice Center and Public Safety Building       No Opt. Call        Aaa         $ 1,302,593
                 Bonds, Series 2001, 0.000%, 2/01/23

        3,500   Commonwealth of Puerto Rico, General Obligation Public                7/06 at 101 1/2          A           3,565,975
                 Improvement Bonds of 1996, 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.1%

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds             9/07 at 102        AAA           1,509,510
                 (Arena Project), Series 1997, 5.125%, 9/01/19

          500   Forsyth County, North Carolina, Certificates of Participation            10/11 at 101        AA+             493,065
                 (Public Facilities and Equipment Project), Series 2001,
                 5.000%, 10/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.9%

        2,500   Raleigh-Durham Airport Authority, North Carolina, Airport Revenue         5/11 at 101        Aaa           2,426,275
                 Bonds, Series 2001A, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.7%

                City of Greenville Utilities Commission, North Carolina,
                Combined Enterprise System Revenue Bonds, Series 2001:
        1,000    5.250%, 9/01/20                                                          9/11 at 101        AAA           1,015,110
          500    5.250%, 9/01/21                                                          9/11 at 101        AAA             506,730

                North Carolina Eastern Municipal Power Agency, Power System
                Revenue Bonds, Series 1999B Refunding:
        1,000    5.650%, 1/01/16                                                          1/09 at 102        BBB           1,003,610
        1,775    5.750%, 1/01/24                                                          1/09 at 102        BBB           1,755,209

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 19.6%

        3,040   Broad River Water Authority, North Carolina, Water System                 6/10 at 101        Aaa           3,111,045
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26

        3,000   City of Charlotte, North Carolina, Water and Sewer System                 6/11 at 101        AAA           3,019,620
                 Revenue Bonds, Series 2001, 5.125%, 6/01/26

                City of Greensboro, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001A:
          500    5.125%, 6/01/20                                                          6/11 at 101        AA-             502,825
          500    5.125%, 6/01/21                                                          6/11 at 101        AA-             501,609

        2,500   City of Kannapolis, North Carolina, Water and Sewer Revenue               2/12 at 101        AAA           2,471,124
                 Bonds, Series 2001B, 5.250%, 2/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      53,420   Total Investments (cost $49,797,328) - 102.4%                                                             50,302,790
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.4)%                                                                   (1,201,268)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $49,101,522
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                              Nuveen Virginia Premium Income Municipal Fund (NPV)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 2.6%

$         500   Industrial Development Authority of the County of Bedford,                2/08 at 102       Baa3         $   471,100
                 Virginia, Industrial Development Refunding  Revenue Bonds
                 (Nekoosa Packaging Corporation), Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)

        1,900   Industrial Development Authority of the County of Bedford, Virginia,     12/09 at 101       Baa3           1,971,953
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of the County of Goochland,             12/08 at 101       Baa3             942,830
                 Virginia, Industrial Development Refunding Revenue Bonds
                 (Nekoosa Packaging Corporation Project), Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax)

        2,000   Virginia Small Business Financing Authority, Industrial Development       1/03 at 102        N/R           1,660,000
                 Revenue Bonds (Albion Enterprises, L.L.C. Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.0%

        2,000   Industrial Development Authority of the County of Charles City,          No Opt. Call        BBB           1,980,560
                 Virginia, Solid Waste Disposal Facility Revenue Refunding
                 Bonds (USA Waste of Virginia, Inc. Project), Series 1999,
                 4.875%, 2/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.0%

        1,840   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100        Aa3           1,937,262
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.7%

        3,500   Industrial Development Authority of the City of Alexandria,              10/10 at 101        AAA           3,797,640
                 Virginia, Fixed Rate Revenue Bonds (Institute for Defense
                 Analyses), Series 2000A, 5.900%, 10/01/30

                Industrial Development Authority of Danville, Virginia, Student
                Housing Revenue Bonds (Collegiate Housing Foundation - Averett
                College Project), Series 1999A:
          500    6.875%, 6/01/20                                                          6/09 at 102        N/R             487,260
        1,500    7.000%, 6/01/30                                                          6/09 at 102        N/R           1,459,455

                Industrial Development Authority of the City of Lynchburg,
                Virginia, Educational Facilities Revenue Bonds (Randolph-Macon
                Women's College), Series 1993:
        2,940    5.875%, 9/01/13                                                          9/03 at 102         A-           3,045,575
        2,500    5.875%, 9/01/23                                                          9/03 at 102         A-           2,555,350

          500   Park Authority of Prince William County, Virginia, Park Facilities       10/09 at 101         A3             526,135
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          500   Industrial Development Authority of Rockbridge County, Virginia,          7/11 at 100       Baa3             503,340
                 Horse Center Revenue and Refunding  Bonds, Series 2001C,
                 6.850%, 7/15/21

        2,000   Virginia College Building Authority, Educational Facilities Revenue       9/11 at 100        Aa1           1,988,040
                 Bonds (Public Higher Education Financing Program), Series 2001A,
                 5.000%, 9/01/26

        3,000   Virginia College Building Authority, Educational Facilities Revenue      11/04 at 100         AA           3,204,420
                 Bonds (University of Richmond Project), Series 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

        2,000   Virginia College Building Authority, Educational Facilities Revenue      No Opt. Call        AAA           2,077,700
                 Bonds (Washington and Lee University Project), Series 1998,
                 5.250%, 1/01/31

        1,000   Virginia College Building Authority, Educational Facilities Revenue       4/10 at 101         A+           1,084,360
                 Bonds (Hampton University Project), Series 2000, 6.000%, 4/01/20


                              Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.6%

$       4,850   Industrial Development Authority of Fairfax County, Virginia,            No Opt. Call         AA         $ 4,789,521
                 Hospital Revenue Refunding Bonds (Inova Health System
                 Hospitals Project), Series 1993A, 5.000%, 8/15/23

        4,650   Industrial Development Authority of Hanover County, Virginia,             8/05 at 102        AAA           4,712,031
                 Hospital Revenue Bonds (Bon Secours Health System Obligated
                 Group - Bon Secours Health System Projects), Series 1995,
                 5.500%, 8/15/25

        1,500   Industrial Development Authority of Henrico County, Virginia,            No Opt. Call        AAA           1,732,980
                 Healthcare Revenue Bonds (Bon Secours Health), Series 1996,
                 6.250%, 8/15/20

        4,750   Medical College of Virginia Hospitals Authority, General Revenue          7/08 at 102        AAA           4,694,805
                 Bonds, Series 1998, 5.125%, 7/01/23

        2,500   Industrial Development Authority of the City of Norfolk, Virginia,       11/04 at 102         AA           2,675,950
                 Hospital Revenue and Refunding Bonds (Sentara Hospitals),
                 Series 1994A, 6.500%, 11/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.2%

          680   Industrial Development Authority of Arlington County, Virginia,           7/05 at 102          A             720,501
                 Multifamily Housing Mortgage Revenue Bonds (Arlington
                 Housing Corporation), 1995 Series, 5.700%, 7/01/07

        1,515   Industrial Development Authority of Arlington County, Virginia,           5/10 at 100        Aaa           1,583,963
                 Multifamily Housing Revenue Bonds (Patrick Henry Apartments
                 Project), Series 2000, 6.050%, 11/01/32 (Alternative Minimum Tax)
                 (Mandatory put 11/01/20)

        4,445   Redevelopment and Housing Authority of Hampton, Virginia,                 7/02 at 104         AA           4,706,899
                 Multifamily Housing Revenue Refunding Bonds (Chase
                 Hampton II Apartments), Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

        1,495   Economic Development Authority of Henrico County, Virginia,               7/09 at 102        AAA           1,572,860
                 Beth Sholom Assisted Living Revenue Bonds (GNMA
                 Mortgage-Backed Securities Financing), Series 1999A,
                 5.900%, 7/20/29

        1,000   Redevelopment and Housing Authority of Lynchburg, Virginia,               4/10 at 102        AAA           1,039,520
                 Vistas Revenue Bonds (GNMA Mortgage-Backed Securities
                 Financing), Series 2000A, 6.200%, 1/20/40 (Alternative
                 Minimum Tax)

        2,355   Redevelopment and Housing Authority of Suffolk, Virginia,                 1/02 at 100        AAA           2,356,460
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loan - Wilson Pines Apartments Section 8 Assisted Project),
                 Series 1993, 6.125%, 1/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.8%

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage             7/11 at 100        AAA           1,000,000
                 Refunding Bonds, 2001 Series H, Subseries H-1, 5.350%, 7/01/31
                 (WI, settling 12/27/01)

        1,165   Virginia Housing Development Authority, Commonwealth Mortgage             1/02 at 102        AA+           1,186,180
                 Bonds, 1992 Series B, Subseries B-5, 6.300%, 1/01/27
                 (Alternative Minimum Tax)

                Virginia Housing Development Authority, Commonwealth Mortgage
                Bonds, 1992 Series B, Subseries B-6:
        4,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                1/02 at 102        AA+           4,070,320
        2,945    6.250%, 1/01/27 (Alternative Minimum Tax)                                1/02 at 102        AA+           2,995,919

        2,000   Virginia Housing Development Authority, Commonwealth Mortgage             1/08 at 102        AA+           1,989,620
                 Bonds, 1996 Series G, Subseries G-1, 5.300%, 1/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

                Industrial Development Authority of the City of Winchester,
                Virginia, Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
        1,350    5.750%, 1/01/18                                                          1/03 at 102        N/R           1,289,952
        1,000    5.750%, 1/01/27                                                          1/03 at 102        N/R             918,120

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.1%

                City of Hampton, Virginia, General Obligation Public Improvement
                Bonds of 2000:
          890    5.750%, 2/01/17                                                          2/10 at 102         AA             972,218
        2,000    6.000%, 2/01/20                                                          2/10 at 102         AA           2,218,500

        1,400   Northern Mariana Islands Commonwealth, General Obligation Bonds,          6/10 at 100          A           1,459,094
                 Series 2000A, 6.000%, 6/01/20

        4,200   Commonwealth of Puerto Rico, General Obligation Public Improvement    7/06 at 101 1/2          A           4,279,170
                 Bonds of 1996, 5.400%, 7/01/25

        1,205   City of Richmond, Virginia, General Obligation Public Improvement         7/03 at 102         AA           1,228,473
                 Bonds, Series 1993B, 5.500%, 7/15/23

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,425   City of Virginia Beach, Virginia, General Obligation Public               6/11 at 101        AA+         $ 1,426,853
                 Improvement Bonds, Series 2001, 5.000%, 6/01/20

        2,000   City of Winchester, Virginia, General Obligation Public                   1/04 at 102         AA           2,104,560
                 Improvement and Refunding Bonds, Series 1994,
                 5.500%, 1/15/14

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.6%

                Cumberland County, Virginia, Certificates of Participation, Series 1997:
        1,075    6.200%, 7/15/12                                                         No Opt. Call        N/R           1,149,412
        1,350    6.375%, 7/15/17                                                         No Opt. Call        N/R           1,448,402

          500   Dinwiddie County Industrial Development Authority, Virginia,              2/07 at 102        N/R             514,455
                 Lease Revenue Bonds (Dinwiddie County School Facilities
                 Project), Series 1997A, 6.000%, 2/01/18

        1,000   Fairfax County Economic Development Authority, Virginia,                  9/09 at 102         AA           1,108,210
                 Parking Revenue Bonds (Vienna II Metrorail Station Project),
                 1999 First Series, 6.000%, 9/01/18

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds (Convention Center Expansion Project), Series
                2000:
          600    6.125%, 6/15/25                                                          6/10 at 101         A-             647,124
        2,000    6.125%, 6/15/29                                                          6/10 at 101         A-           2,152,760

        3,000   Hampton Roads Regional Jail Authority, Virginia, Regional Jail            7/06 at 102        AAA           3,089,100
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

        1,230   Middlesex County Industrial Development Authority, Virginia, Lease        8/09 at 102        AAA           1,345,349
                 Revenue Bonds (School Facilities Project), Series 1999,
                 6.000%, 8/01/24

        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Gross            10/10 at 101       BBB-           2,166,020
                 Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

        2,250   Virginia College Building Authority, Educational Facilities Revenue       2/09 at 101        AA+           2,451,555
                 Bonds (21st Century College Program), Series 2000, 6.000%, 2/01/20

                Virginia Resources Authority, Infrastructure Revenue Bonds (Pooled
                Loan Bond Program), Series 2000B:
        1,120    5.500%, 5/01/20                                                          5/10 at 101        AAA           1,172,315
        3,060    5.500%, 5/01/30                                                          5/10 at 101        AAA           3,184,175

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.1%

        1,900   Metropolitan Washington Airports Authority, District of Columbia,        10/02 at 102        AAA           1,983,885
                 Airport System Revenue Bonds, Series 1992A, 6.625%, 10/01/19
                 (Alternative Minimum Tax)

        1,400   Metropolitan Washington Airports Authority, District of Columbia,        10/07 at 101        AA-           1,373,442
                 Airport System Revenue Bonds, Series 1997A, 5.375%, 10/01/23

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,               7/11 at 100        AAA           3,993,760
                 Series 2001A, 5.125%, 7/01/31

        6,065   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,      7/07 at 101        AAA           6,221,295
                 5.600%, 7/01/27 (Alternative Minimum Tax)

        2,000   Virginia Resources Authority, Airport Revolving Fund Revenue              2/11 at 100        Aa2           1,993,440
                 Bonds, Series 2001A, 5.250%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.8%

        3,000   Prince William County Park Authority, Virginia, Revenue Bonds,           10/04 at 102     N/R***           3,383,100
                 Series 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)

        3,400   Puerto Rico Highway and Transportation Authority, Highway             7/02 at 101 1/2        AAA           3,540,998
                 Revenue Bonds, Series T, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)

        2,000   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101        AAA           2,093,260
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,800   City of Roanoke Valley Resource Authority, Virginia, Solid Waste          9/02 at 102      A+***           6,076,892
                 System Revenue Bonds, Series 1992, 5.750%, 9/01/12
                 (Pre-refunded to 9/01/02)

        1,250   Virginia College Building Authority, Educational Facilities Revenue       1/04 at 102        AAA           1,349,700
                 Bonds (Washington and Lee University Project), Series 1994,
                 5.800%, 1/01/24 (Pre-refunded to 1/01/04)

        3,955   Virginia Resources Authority, Water and Sewer System Revenue             10/07 at 100      AA***           4,340,533
                 Bonds (Sussex County Project), 1995 Series A, 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)

        7,035   Virginia Commonwealth Transportation Board, Transportation                5/04 at 101     AA+***           7,669,768
                 Revenue Bonds (Northern Virginia Transportation District Program),
                 Series 1995A, 6.250%, 5/15/17 (Pre-refunded to 5/15/04)


                              Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9%

$       5,060   Halifax County Industrial Development Authority, Virginia, Exempt        12/02 at 102         A+         $ 5,253,899
                 Facility Revenue Bonds (Old Dominion Electric Cooperative Project),
                 Series 1992, 6.350%, 12/01/07 (Alternative Minimum Tax)

        2,250   Town of Louisa Industrial Development Authority, Virginia, Pollution      1/04 at 102          A           2,211,615
                 Control Revenue Bonds (Virginia Electric and Power Company
                 Project), Series 1994, 5.450%, 1/01/24

        3,500   City of Richmond, Virginia, Utility Revenue Bonds, Series 1998A           1/08 at 101        AAA           3,515,960
                 Refunding, 5.125%, 1/15/28

        6,150   Southeastern Public Service Authority, Virginia, Senior Revenue           7/03 at 102         A-           6,180,074
                 Bonds (Regional Solid Waste System), Series 1993,
                 6.000%, 7/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.0%

        2,000   Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,               7/06 at 102        AAA           2,106,160
                 5.875%, 7/15/28

        2,000   Fairfax County Water Authority, Virginia, Water Revenue Bonds,            4/10 at 101        AAA           2,114,980
                 Series 2000, 5.625%, 4/01/25

        1,650   Henrico County, Virginia, Water and Sewer System Revenue                  5/09 at 102        Aa2           1,637,724
                 and Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/28

        6,200   City of Norfolk, Virginia, Water Revenue Bonds, Series 1995,             11/05 at 102        AAA           6,555,384
                 5.875%, 11/01/20

                City of Norfolk, Virginia, Water Revenue Refunding Bonds,
                Series 2001:
        1,310    5.000%, 11/01/21                                                        11/11 at 100        AAA           1,309,122
        1,380    5.000%, 11/01/22                                                        11/11 at 100        AAA           1,379,048

        1,955   Rivanna Water and Sewer Authority, Virginia, Regional Water              10/09 at 101        Aa3           2,043,307
                 and Sewer System Revenue Bonds, Series 1999, 5.625%, 10/01/29

        1,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage              1/04 at 102        AAA           1,000,140
                 System Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/21

        2,250   City of Virginia Beach, Virginia, Storm Water Utility Revenue             9/10 at 101        Aa3           2,480,378
                 Bonds, Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving Fund           10/10 at 100        AAA             526,624
                 Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     183,695   Total Investments (cost $181,398,747) - 98.5%                                                            190,180,814
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       2,860,666
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $193,041,480
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                              Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
                              Portfolio of
                                      INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.5%

$         730   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100        Aa3         $   768,588
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

                Guam Economic Development Authority, Asset-Backed Bonds,
                Series 2001A:
          250    5.000%, 5/15/22                                                          5/11 at 100         A2             250,275
          850    5.400%, 5/15/31                                                          5/11 at 100         A2             868,666

        1,400   Guam Economic Development Authority, Asset-Backed Bonds,                  5/11 at 100         A2           1,424,234
                 Series 2001B, 5.500%, 5/15/41

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
          895    6.000%, 5/15/22                                                          5/11 at 101         A1             921,232
          800    6.375%, 5/15/28                                                          5/11 at 101         A1             843,048

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.6%

          500   City of Danville Industrial Development Authority, Virginia,              3/11 at 102        N/R             486,520
                 Educational Facilities Revenue Bonds (Averett University
                 Project), Series 2001, 6.000%, 3/15/22

          850   Prince William County Park Authority, Virginia, Park Facilities          10/09 at 101         A3             894,430
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds (Ana G. Mendez University System
                Project), Series 1999:
          160    5.375%, 2/01/19                                                          2/09 at 101        BBB             157,522
          320    5.375%, 2/01/29                                                          2/09 at 101        BBB             308,042

          500   Rockbridge County Industrial Development Authority, Virginia,            No Opt. Call       Baa3             499,380
                 Horse Center Revenue and Refunding Bonds, Series 2001B,
                 6.125%, 7/15/11

        1,000   Rockbridge County Industrial Development Authority, Virginia,             7/11 at 100       Baa3           1,006,680
                 Horse Center Revenue and Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

        1,325   Virginia College Building Authority, Educational Facilities Revenue       9/10 at 100        Aa1           1,347,923
                 Bonds (Public Higher Education Financing Program), Series 2000A,
                 5.000%, 9/01/17

          500   Virginia College Building Authority, Educational Facilities Revenue       7/08 at 101         AA             495,835
                 and Refunding Bonds (Marymount University Project), Series 1998,
                 5.100%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.4%

                Albemarle County Industrial Development Authority, Virginia,
                Hospital Refunding Revenue Bonds (Martha Jefferson Hospital),
                Series 1993:
        1,000    5.500%, 10/01/15                                                        10/03 at 102         A2           1,017,710
        1,000    5.500%, 10/01/20                                                        10/03 at 102         A2           1,006,270

        2,000   City of Fredericksburg Industrial Development Authority, Virginia,        6/07 at 102        AAA           2,041,760
                 Hospital Facilities Revenue Refunding Bonds (MediCorp Health
                 System Obligated Group), Series 1996, 5.250%, 6/15/16

        1,000   Henry County Industrial Development Authority, Virginia, Hospital         1/07 at 101         A+           1,043,230
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry
                 County), Series 1997, 6.000%, 1/01/27

        1,000   City of Lynchburg Industrial Development Authority, Virginia,             1/08 at 101         A+             987,970
                 Healthcare Facilities Revenue and  Refunding Bonds (Centra
                 Health), Series 1998, 5.200%, 1/01/23

        1,000   City of Norfolk Industrial Development Authority, Virginia,               8/07 at 102        AAA           1,000,860
                 Healthcare Revenue Bonds (Bon Secours Health System),
                 Series 1997, 5.250%, 8/15/26


                              Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                                     Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0%

$       1,000   Arlington County Industrial Development Authority, Virginia,             11/11 at 102        AAA         $   994,170
                 Multifamily Housing Mortgage Revenue  Bonds (Arlington View
                 Terrace Apartments), Series 2001, 5.150%, 11/01/31 (Alternative
                 Minimum Tax) (Mandatory put 11/01/19)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds,            10/10 at 100        AA+           1,019,790
                 2000 Series G, 5.625%, 10/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.1%

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage             7/11 at 100        AAA           1,000,000
                 Refunding Bonds, 2001 Series H, Subseries H-1, 5.350%, 7/01/31
                 (WI, settling 12/27/01)

        3,000   Virginia Housing Development Authority, Commonwealth Mortgage             7/10 at 100        AA+           3,170,550
                 Bonds, 2000 Series B, Subseries B-2, 5.875%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.9%

        2,000   Albemarle County Industrial Development Authority, Virginia,              1/12 at 100        N/R           2,002,980
                 Residential Care Facility Revenue Bonds (Westminster Canterbury
                 of the Blue Ridge - First Mortgage), Series 2001, 6.200%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.3%

        2,000   Chesterfield County, Virginia, General Obligation Public Improvement      1/11 at 100        AAA           2,003,520
                 Bonds, Series 2001, 5.000%, 1/15/21

        3,310   Town of Leesburg, Virginia, General Obligation Public Improvement         1/11 at 101        AAA           3,343,928
                 Bonds, Series 2000, 5.125%, 1/15/21

        1,540   Loudoun County, Virginia, General Obligation Public Improvement           1/11 at 101        AA+           1,575,651
                 Bonds, Series 2001B, 5.250%, 1/01/20

        1,000   City of Newport News, Virginia, General Obligation General                5/10 at 102         AA           1,088,520
                 Improvement Bonds, Series 2000A, 5.625%, 5/01/16

          320   Northern Mariana Islands Commonwealth, General Obligation                 6/10 at 100          A             333,507
                 Bonds, Series 2000A, 6.000%, 6/01/20

          320   Commonwealth of Puerto Rico, General Obligation Public                    7/08 at 101          A             313,939
                 Improvement Bonds of 1999, 5.000%, 7/01/28

        1,300   City of Richmond, Virginia, General Obligation Public Improvement         1/10 at 101        AAA           1,305,655
                 and Refunding Bonds, Series 1999A, 5.125%, 1/15/24

        2,425   City of Virginia Beach, Virginia, General Obligation Public               6/11 at 101        AA+           2,417,507
                 Improvement Bonds, Series 2001, 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.1%

          960   Virgin Islands Public Finance Authority, Revenue Bonds (Gross            10/10 at 101       BBB-           1,039,795
                 Receipts Taxes Loan Note), Series 1999A, 6.375%, 10/01/19

          430   Commonwealth of Virginia Transportation Board, Transportation             5/07 at 101        AA+             435,865
                 Revenue Refunding Bonds (Northern Virginia Transportation
                 District Program), Series 1997B, 5.125%, 5/15/19

        2,000   Virginia Public School Authority, School Financing Bonds,                 8/11 at 101        AA+           2,013,060
                 Series 2001A (1997 Resolution), 5.000%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.8%

        1,750   Richmond Capital Region Airport Commission, Virginia, Airport             7/05 at 102        AAA           1,803,935
                 Revenue Bonds (International Airport Projects), Series 1995A,
                 5.625%, 7/01/20

        1,000   Chesapeake Bay and Bridge Tunnel Commission, Virginia, District          No Opt. Call        AAA           1,073,820
                 Revenue Bonds (General Resolution Refunding), Series 1998,
                 5.500%, 7/01/25

        3,000   Metropolitan Washington Airports Authority, District of Columbia,        10/11 at 101        AAA           3,046,530
                 Airport System Revenue Bonds, Series 2001A, 5.500%, 10/01/27
                 (Alternative Minimum Tax)

                Metropolitan Washington Airports Authority, District of Columbia,
                Airport System Revenue Bonds, Series 2001B:
          250    5.000%, 10/01/21                                                        10/11 at 101        AAA             244,295
          650    5.000%, 10/01/31                                                        10/11 at 101        AAA             628,641

        1,250   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,         4/11 at 101        N/R             975,750
                 Special Facilities Revenue Bonds (Northwest Airlines, Inc. Project),
                 Series 2001A, 7.000%, 4/01/25 (Alternative Minimum Tax)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       3,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,               7/11 at 100        AAA         $ 2,995,320
                 Series 2001A, 5.125%, 7/01/31

        1,225   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,       2/11 at 100        Aa2           1,220,982
                 Series 2001A, 5.250%, 8/01/23

        1,500   Virginia Resources Authority, Airports Revolving Fund Revenue             2/11 at 100        Aa2           1,441,335
                 Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.6%

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        1,500    5.500%, 10/01/32                                                        10/10 at 101        AAA           1,574,610
        1,500    5.500%, 10/01/40                                                        10/10 at 101        AAA           1,569,945

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.0%

        1,000   City of Bristol, Virginia, Utility System Revenue Refunding Bonds,        7/11 at 102        AAA             999,320
                 Series 2001, 5.000%, 7/15/21

        1,725   Puerto Rico Electric Power Authority, Power Revenue Refunding             7/05 at 100         A-           1,734,712
                 Bonds, Series Z, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.3%

        2,000   Fairfax County Water Authority, Virginia, Water Refunding Revenue        No Opt. Call        AAA           2,020,920
                 Bonds, Series 1997, 5.000%, 4/01/21

        3,375   Henrico County, Virginia, Water and Sewer System Revenue and              5/09 at 102        Aa2           3,374,426
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/22

          520   Prince William County Service Authority, Virginia, Water and Sewer        7/09 at 101        AAA             546,015
                 System Revenue Bonds, Series 1999, 5.500%, 7/01/19

        1,680   Virginia Resources Authority, Clean Water State Revolving Fund           11/10 at 100        AAA           1,742,596
                 Revenue Bonds, Series 2000, 5.400%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$      67,610   Total Investments (cost $68,143,884) - 100.6%                                                             68,421,764
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.6)%                                                                     (403,613)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $68,018,151
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                              Statement of
                                    NET ASSETS November 30, 2001 (Unaudited)

                                                      MARYLAND          MARYLAND         MARYLAND    NORTH CAROLINA   NORTH CAROLINA
                                                       PREMIUM          DIVIDEND         DIVIDEND           PREMIUM         DIVIDEND
                                                        INCOME         ADVANTAGE      ADVANTAGE 2            INCOME        ADVANTAGE
                                                         (NMY)             (NFM)            (NZR)             (NNC)            (NRB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                $226,117,710       $92,355,107     $ 85,512,937      $138,908,143      $50,302,790
Temporary investments in
   short-term municipal securities,
   at amortized cost,
   which approximates
   market value                                             --           500,000       21,700,000                --               --
Cash                                                   870,734                --        4,032,562                --          621,468
Receivables:
   Interest                                          4,575,402         1,599,487        1,096,028         2,712,875          851,230
   Investments sold                                     80,952         4,452,936               --                --               --
Other assets                                            29,496             5,891               --            14,113            6,166
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 231,674,294        98,913,421      112,341,527       141,635,131       51,781,654
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --           859,634               --           213,197               --
Payable for investments purchased                    4,076,240         6,464,004       21,070,429         4,807,667        2,403,833
Accrued expenses:
   Management fees                                     120,903            26,448           22,522            73,118           14,277
   Organization and offering costs                          --                --          129,448                --               --
   Other                                                22,595           120,620          186,443            12,955          107,549
Preferred share dividends payable                        5,703             6,087            7,451             2,179            2,725
Common share dividends payable                         719,929           290,755          270,660           415,092          151,748
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              4,945,370         7,767,548       21,686,953         5,524,208        2,680,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $226,728,924       $91,145,873     $ 90,654,574      $136,110,923      $49,101,522
====================================================================================================================================
Preferred shares, at liquidation value            $ 79,100,000       $32,000,000     $ 32,000,000      $ 46,800,000      $17,000,000
====================================================================================================================================
Preferred shares outstanding                             3,164             1,280            1,280             1,872              680
====================================================================================================================================
Common shares outstanding                           10,509,921         4,153,652        4,164,000         6,289,282        2,231,586
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common
   shares outstanding)                            $      14.05       $     14.24     $      14.09      $      14.20      $     14.39
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           VIRGINIA         VIRGINIA
                                                                                                            PREMIUM         DIVIDEND
                                                                                                             INCOME        ADVANTAGE
                                                                                                              (NPV)            (NGB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                                                                     $190,180,814      $68,421,764
Temporary investments in
   short-term municipal securities,
   at amortized cost, which
   approximates market value                                                                                     --               --
Cash                                                                                                      1,289,012               --
Receivables:
   Interest                                                                                               3,252,290        1,126,900
   Investments sold                                                                                          50,000               --
Other assets                                                                                                 25,753            5,374
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                      194,797,869       69,554,038
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                   --          173,007
Payable for investments purchased                                                                         1,000,000        1,000,000
Accrued expenses:
   Management fees                                                                                          103,131           19,748
   Organization and offering costs                                                                               --               --
   Other                                                                                                     25,265          121,938
Preferred share dividends payable                                                                             3,334            1,775
Common share dividends payable                                                                              624,659          219,419
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                   1,756,389        1,535,887
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $193,041,480      $68,018,151
====================================================================================================================================
Preferred shares, at liquidation value                                                                 $ 63,800,000      $24,000,000
====================================================================================================================================
Preferred shares outstanding                                                                                  2,552              960
====================================================================================================================================
Common shares outstanding                                                                                 8,736,293        3,112,343
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common
   shares outstanding)                                                                                 $      14.79      $     14.14
====================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
          OPERATIONS Six Months Ended November 30, 2001 (Unaudited)
                                                      MARYLAND          MARYLAND        MARYLAND    NORTH CAROLINA   NORTH CAROLINA
                                                       PREMIUM          DIVIDEND        DIVIDEND           PREMIUM         DIVIDEND
                                                        INCOME         ADVANTAGE     ADVANTAGE 2            INCOME        ADVANTAGE
                                                         (NMY)             (NFM)           (NZR)*            (NNC)            (NRB)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $6,377,940        $2,416,667       $ 416,122        $3,826,012       $1,337,480
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                        733,926           298,181          75,494           444,027          160,400
Preferred shares - auction fees                         99,146            39,843           3,288            58,661           21,166
Preferred shares - dividend disbursing agent fees       10,027             5,014             411             5,014            5,014
Shareholders' servicing agent fees and expenses         13,021             3,686             682             6,286            3,285
Custodian's fees and expenses                           27,487            43,634           6,823            26,007           31,822
Trustees' fees and expenses                              1,430               501             181               711              501
Professional fees                                        7,982            10,160           3,709             7,443           10,160
Shareholders' reports -  printing and mailing expenses  21,612            26,198           5,487            11,409           14,851
Stock exchange listing fees                             14,177                --              --             9,904               --
Investor relations expense                              19,894             4,255              --            11,240            3,695
Other expenses                                           7,984             2,933             388             6,211            7,628
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                                956,686           434,405          96,463           586,913          258,522
  Custodian fee credit                                  (2,109)          (31,021)           (946)           (9,512)         (21,229)
  Expense reimbursement                                     --          (137,622)        (33,887)               --          (74,031)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           954,577           265,762          61,630           577,401          163,262
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                5,423,363         2,150,905         354,492         3,248,611        1,174,218
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions  377,069          (129,743)             --           412,409           96,293
Change in net unrealized appreciation
      (depreciation) of investments                  1,503,220         1,464,672        (441,933)          918,770          906,510
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     1,880,289         1,334,929        (441,933)        1,331,179        1,002,803
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                  $7,303,652        $3,485,834       $ (87,441)       $4,579,790       $2,177,021
===================================================================================================================================

*    For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.

                                 See accompanying notes to financial statements.


                                                                                                          VIRGINIA         VIRGINIA
                                                                                                           PREMIUM         DIVIDEND
                                                                                                            INCOME        ADVANTAGE
                                                                                                             (NPV)            (NGB)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                       $5,408,419       $1,780,738
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                            626,015          222,827
Preferred shares - auction fees                                                                             79,969           29,881
Preferred shares - dividend disbursing agent fees                                                           10,027            5,014
Shareholders' servicing agent fees and expenses                                                             13,414            3,686
Custodian's fees and expenses                                                                               24,162           36,885
Trustees' fees and expenses                                                                                    907              501
Professional fees                                                                                            7,706           10,160
Shareholders' reports -  printing and mailing expenses                                                      16,711           28,694
Stock exchange listing fees                                                                                  9,662               --
Investor relations expense                                                                                  16,662            3,960
Other expenses                                                                                               7,338            3,183
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                                                   812,573          344,791
   Custodian fee credit                                                                                     (3,379)         (25,367)
   Expense reimbursement                                                                                        --         (102,843)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               809,194          216,581
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    4,599,225        1,564,157
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                                      573,389         (131,254)
Change in net unrealized appreciation
      (depreciation) of investments                                                                        826,088          976,744
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                         1,399,477          845,490
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                   $5,998,702       $2,409,647
===================================================================================================================================

                                 See accompanying notes to financial statements.

                              Statement of
                                   CHANGES IN NET ASSETS (Unaudited)
                                                                                                                       MARYLAND
                                                                                                                       DIVIDEND
                                                                                         MARYLAND DIVIDEND           ADVANTAGE 2
                                                  MARYLAND PREMIUM INCOME (NMY)            ADVANTAGE (NFM)               (NZR)
                                               --------------------------------   -------------------------------- ----------------
                                                                                                           FOR THE          FOR THE
                                                                                                    PERIOD 1/25/01   PERIOD 9/25/01
                                                                                                     (COMMENCEMENT    (COMMENCEMENT
                                                   SIX MONTHS        YEAR ENDED       SIX MONTHS    OF OPERATIONS)   OF OPERATIONS)
                                               ENDED 11/30/01           5/31/01   ENDED 11/30/01   THROUGH 5/31/01 THROUGH 11/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $ 5,423,363      $ 10,812,322      $ 2,150,905        $  919,478       $  354,492
Net realized gain (loss) from
   investment transactions                            377,069          (245,348)        (129,743)          (65,112)              --
Change in net unrealized appreciation
   (depreciation) of investments                    1,503,220        10,719,939        1,464,672          (918,987)        (441,933)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                  7,303,652        21,286,913        3,485,834           (64,621)         (87,441)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
   investment income:
   Common shareholders                             (4,293,394)       (8,247,709)      (1,744,375)         (872,135)        (270,660)
   Preferred shareholders                            (809,585)       (2,591,214)        (344,722)         (224,117)         (21,915)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                   (5,102,979)      (10,838,923)      (2,089,097)       (1,096,252)        (292,575)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                                        --                --               --        59,267,070       59,424,315
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                    227,590           453,426            9,253               911               --
Preferred shares:
   Net proceeds from sale of shares                        --                --               --        31,532,500       31,510,000
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                    227,590           453,426            9,253        90,800,481       90,934,315
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                          2,428,263        10,901,416        1,405,990        89,639,608       90,554,299
Net assets at the beginning of period             224,300,661       213,399,245       89,739,883           100,275          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                  $226,728,924      $224,300,661      $91,145,873       $89,739,883      $90,654,574
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                          $  1,066,877      $    401,975      $  (114,881)      $  (176,774)     $    61,917
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                                                          NORTH CAROLINA                    NORTH CAROLINA
                                                                       PREMIUM INCOME (NNC)             DIVIDEND ADVANTAGE (NRB)
                                                                 -------------------------------    -------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 1/31/01
                                                                                                                      (COMMENCEMENT
                                                                     SIX MONTHS       YEAR ENDED        SIX MONTHS   OF OPERATIONS)
                                                                 ENDED 11/30/01          5/31/01    ENDED 11/30/01  THROUGH 5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  3,248,611     $  6,447,182       $ 1,174,218      $   556,639
Net realized gain (loss) from
   investment transactions                                              412,409          512,400            96,293         (153,980)
Change in net unrealized appreciation
   (depreciation) of investments                                        918,770        7,770,352           906,510         (401,048)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                    4,579,790       14,729,934         2,177,021            1,611
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
   investment income:
   Common shareholders                                               (2,461,429)      (4,709,937)         (910,425)        (455,206)
   Preferred shareholders                                              (499,907)      (1,708,813)         (182,925)        (115,729)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                     (2,961,336)      (6,418,750)       (1,093,350)        (570,935)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                                                          --               --                --       31,797,798
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       78,521          135,663             2,809               43
Preferred shares:
   Net proceeds from sale of shares                                          --               --                --       16,686,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                                       78,521          135,663             2,809       48,484,091
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                            1,696,975        8,446,847         1,086,480       47,914,767
Net assets at the beginning of period                               134,413,948      125,967,101        48,015,042          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $136,110,923     $134,413,948       $49,101,522      $48,015,042
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                                            $    413,008     $     71,911       $    66,572      $   (14,296)
===================================================================================================================================

                                 See accompanying notes to financial statements.


                              Statement of
                                  CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                  VIRGINIA PREMIUM INCOME (NPV)   VIRGINIA DIVIDEND ADVANTAGE (NGB)
                                                                 -------------------------------  ---------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 1/26/01
                                                                                                                      (COMMENCEMENT
                                                                     SIX MONTHS       YEAR ENDED        SIX MONTHS   OF OPERATIONS)
                                                                 ENDED 11/30/01          5/31/01    ENDED 11/30/01  THROUGH 5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  4,599,225     $  9,351,167       $ 1,564,157      $   757,333
Net realized gain (loss) from
   investment transactions                                              573,389          222,253          (131,254)        (186,152)
Change in net unrealized appreciation
   (depreciation) of investments                                        826,088       10,269,356           976,744         (698,864)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                    5,998,702       19,842,776         2,409,647         (127,683)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
   investment income:
   Common shareholders                                               (3,699,368)      (7,028,943)       (1,316,420)        (658,189)
   Preferred shareholders                                              (546,302)      (2,161,028)         (235,115)        (160,202)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                     (4,245,670)      (9,189,971)       (1,551,535)        (818,391)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                                                          --               --                --       44,385,975
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                      343,437          732,154             5,213              150
Preferred shares:
   Net proceeds from sale of shares                                          --               --                --       23,614,500
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                                      343,437          732,154             5,213       68,000,625
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                            2,096,469       11,384,959           863,325       67,054,551
Net assets at the beginning of period                               190,945,011      179,560,052        67,154,826          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $193,041,480     $190,945,011       $68,018,151      $67,154,826
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                                            $    897,090     $    451,017       $   (48,436)     $   (61,058)
===================================================================================================================================

                                 See accompanying notes to financial statements.


                              Notes to
                                     FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund
(NRB), Nuveen Virginia Premium Income Municipal Fund (NPV) and Nuveen Virginia Dividend Advantage Municipal Fund (NGB). Maryland Premium Income (NMY), North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) are traded on the American Stock Exchange. Prior to the commencement of operations of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organizational expenses ($15,000, $11,500, $15,000 and $15,000, respectively) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2001, Maryland Premium Income (NMY), Maryland Dividend Advantage
(NFM), Maryland Dividend Advantage 2 (NZR), North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), Virginia Premium Income (NPV) and Virginia Dividend Advantage (NGB) had outstanding delayed delivery and/or when-issued purchase commitments of $4,076,240, $6,464,004, $19,002,690,
$4,807,667, $2,403,833, $1,000,000 and $1,000,000, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

                              Notes to
                                  FINANCIAL STATEMENTS (Unaudited) (continued)

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                              NORTH       NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA   CAROLINA      VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                --       1,280           --           --          --           --           --
   Series T                --          --           --           --         680          832           --
   Series W             1,404          --           --           --          --           --          960
   Series TH            1,760          --           --        1,872          --        1,720           --
   Series F                --          --        1,280           --          --           --           --
---------------------------------------------------------------------------------------------------------
Total                   3,164       1,280        1,280        1,872         680        2,552          960
=========================================================================================================

Effective November 16, 2001, Maryland Dividend Advantage 2 (NZR) issued 1,280 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended November 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB). Maryland Dividend Advantage's (NFM), Maryland Dividend Advantage 2's (NZR), North Carolina Dividend Advantage's (NRB) and Virginia Dividend Advantage's (NGB) share of offering costs ($124,380, $124,710, $66,732 and $93,150, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage
(NGB) in connection with their offering of Preferred shares ($467,500, $490,000, $313,750 and $385,500, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective June 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to June 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on June 1, 2001 as follows:

                                                              NORTH      NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
                     $344,518         $85          $--      $53,822         $--      $92,518          $--
=========================================================================================================

The effect of this change for the period ended November 30, 2001, was to increase net investment income with a corresponding decrease in net unrealized appreciation or an increase in net unrealized depreciation as follows:

                                                              NORTH      NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
                      $37,632        $981         $548      $10,523         $--      $24,127          $--
=========================================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                              Notes to
                                  FINANCIAL STATEMENTS (Unaudited) (continued)


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                           MARYLAND                        MARYLAND DIVIDEND                      MARYLAND DIVIDEND
                      PREMIUM INCOME (NMY)                  ADVANTAGE (NFM)                       ADVANTAGE 2 (NZR)
                   -------------------------  --------------------------------------------  ----------------------------
                                                                FOR THE PERIOD 1/25/01        FOR THE PERIOD 9/25/01
                       SIX MONTHS YEAR ENDED      SIX MONTHS         (COMMENCEMENT OF            (COMMENCEMENT OF
                   ENDED 11/30/01    5/31/01  ENDED 11/30/01   OPERATIONS) THROUGH 5/31/01  OPERATIONS) THROUGH 11/30/01
------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                 --         --             --                      4,146,000                     4,157,000
   Shares issued to
     shareholders
     due to reinvestment
     of distributions      14,691     31,564            594                             58                            --
------------------------------------------------------------------------------------------------------------------------
                           14,691     31,564            594                      4,146,058                     4,157,000
========================================================================================================================
Preferred shares sold          --         --             --                          1,280                         1,280
========================================================================================================================

                                      NORTH CAROLINA                                 NORTH CAROLINA DIVIDEND
                                    PREMIUM INCOME (NNC)                                 ADVANTAGE (NRB)
                                ----------------------------            ----------------------------------------------
                                                                                             FOR THE PERIOD 1/31/01
                                    SIX MONTHS    YEAR ENDED                SIX MONTHS           (COMMENCEMENT OF
                                ENDED 11/30/01       5/31/01            ENDED 11/30/01     OPERATIONS) THROUGH 5/31/01
----------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                              --            --                        --                       2,224,400
   Shares issued to shareholders
     due to reinvestment of
     distributions                       5,140         9,643                       183                               3
----------------------------------------------------------------------------------------------------------------------
                                         5,140         9,643                       183                       2,224,403
======================================================================================================================
Preferred shares sold                       --            --                        --                             680
======================================================================================================================

                                          VIRGINIA                                   VIRGINIA DIVIDEND
                                    PREMIUM INCOME (NPV)                               ADVANTAGE (NGB)
                                ----------------------------            ----------------------------------------------
                                                                                             FOR THE PERIOD 1/26/01
                                    SIX MONTHS    YEAR ENDED                SIX MONTHS           (COMMENCEMENT OF
                                ENDED 11/30/01       5/31/01            ENDED 11/30/01     OPERATIONS) THROUGH 5/31/01
----------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                              --            --                        --                       3,105,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                      21,012        49,121                       333                              10
----------------------------------------------------------------------------------------------------------------------
                                        21,012        49,121                       333                       3,105,010
======================================================================================================================
Preferred shares sold                       --            --                        --                             960
======================================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 28, 2001, to shareholders of record on December 15, 2001, as follows:

                                                              NORTH       NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Dividend per share     $.0695      $.0700       $.0650       $.0675      $.0680       $.0725       $.0705
=========================================================================================================


At the same time, Maryland Premium Income (NMY) and Virginia Premium Income
(NPV) declared ordinary taxable income distributions of $.0024 and $.0028 per share, respectively.


4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 2001, were as follows:

                                                                NORTH        NORTH
                      MARYLAND     MARYLAND     MARYLAND     CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                       PREMIUM     DIVIDEND     DIVIDEND      PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                        INCOME    ADVANTAGE  ADVANTAGE 2       INCOME    ADVANTAGE       INCOME    ADVANTAGE
                         (NMY)        (NFM)       (NZR)*        (NNC)        (NRB)        (NPV)        (NGB)
------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term
     municipal
     securities    $13,093,933  $27,142,143  $85,962,624   $9,581,650  $ 7,555,031  $13,069,493  $11,948,280
   Short-term
     municipal
     securities             --      500,000   27,200,000           --           --           --           --
Sales and maturities:
   Long-term
     municipal
     securities      9,833,172   28,419,253           --    6,502,438   10,725,536   13,274,091   14,525,353
   Short-term
     municipal
     securities             --           --    5,500,000           --           --           --           --
============================================================================================================

*    For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.

At November 30, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                                              NORTH       NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
                 $219,376,316 $92,308,441 $107,654,322 $133,072,088 $49,797,328 $181,291,601  $68,143,884
=========================================================================================================

                              Notes to
                                  FINANCIAL STATEMENTS (Unaudited) (continued)

At May 31, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              NORTH       NORTH
                                 MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                                  PREMIUM     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                                   INCOME    ADVANTAGE       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                                    (NMY)        (NFM)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                        $2,202,413     $     -- $         --   $      --  $   692,989    $      --
   2003                         1,019,929           --    2,344,091          --    1,577,464           --
   2004                         2,660,424           --    1,137,399          --    1,579,895           --
   2005                           454,351           --      131,993          --      140,749           --
   2006                                --           --           --          --           --           --
   2007                                --           --           --          --           --           --
   2008                           332,069           --      108,131          --      250,767           --
   2009                           317,048       65,111      731,398     153,980           --      186,152
---------------------------------------------------------------------------------------------------------
Total                          $6,986,234      $65,111   $4,453,012    $153,980   $4,241,864     $186,152
=========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 2001, were as follows:

                                                              NORTH       NORTH
                     MARYLAND    MARYLAND     MARYLAND     CAROLINA    CAROLINA     VIRGINIA     VIRGINIA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE       INCOME    ADVANTAGE
                        (NMY)       (NFM)        (NZR)        (NNC)       (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation   $10,740,984   $ 988,062    $ 207,662   $6,059,809    $575,382   $9,560,511    $ 629,122
   depreciation    (3,999,590)   (441,396)    (649,047)    (223,754)    (69,920)    (671,298)    (351,242)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) $ 6,741,394   $ 546,666    $(441,385)  $5,836,055    $505,462   $8,889,213    $ 277,880
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Maryland Premium Income's (NMY), North Carolina Premium Income's (NNC) and Virginia Premium Income's (NPV) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:



AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


Under Maryland Dividend Advantage's (NFM), Maryland Dividend Advantage 2's
(NZR), North Carolina Dividend Advantage's (NRB) and Virginia Dividend Advantage's (NGB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:



AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage
(NRB) and Virginia Dividend Advantage (NGB) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through January 31, 2006, .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Maryland Dividend Advantage 2 (NZR) in an amount equal to .30% of the average daily net assets for the period September 25, 2001 (commencement of operations) through September 30, 2006, .25% of the average daily net assets for the year ended September 30, 2007, .20% of the average daily net assets for the year ended September 30, 2008, .15% of the average daily net assets for the year ended September 30, 2009, .10% of the average daily net assets for the year ended September 30, 2010, and .05% of the average daily net assets for the year ended September 30, 2011. The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                              Notes to
                                  Financial Statements (Unaudited) (continued)

7. COMPOSITION OF NET ASSETS
At November 30, 2001, net assets consisted of:
                                                                            NORTH        NORTH
                                 MARYLAND     MARYLAND     MARYLAND      CAROLINA     CAROLINA      VIRGINIA      VIRGINIA
                                  PREMIUM     DIVIDEND     DIVIDEND       PREMIUM     DIVIDEND       PREMIUM      DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2        INCOME    ADVANTAGE        INCOME     ADVANTAGE
                                    (NMY)        (NFM)        (NZR)         (NNC)        (NRB)         (NPV)         (NGB)
--------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value      $ 79,100,000  $32,000,000  $32,000,000  $ 46,800,000  $17,000,000  $ 63,800,000   $24,000,000
Common shares, $.01
   par value per share            105,099       41,537       41,640        62,893       22,316        87,363        31,123
Paid-in surplus               146,706,871   58,868,472   58,992,950    87,088,224   31,564,859   123,143,435    44,074,990
Undistributed (Over-
   distribution of) net
   investment income            1,066,877    (114,881)       61,917       413,008       66,572       897,090       (48,436)
Accumulated net realized gain
   (loss) from investment
   transactions                (6,730,483)   (194,855)           --    (4,049,754)     (57,687)   (3,668,475)     (317,406)
Net unrealized appreciation
   (depreciation) of
   investments                  6,480,560      545,600     (441,933)    5,796,552      505,462     8,782,067       277,880
--------------------------------------------------------------------------------------------------------------------------
Net assets                   $226,728,924  $91,145,873  $90,654,574  $136,110,923  $49,101,522  $193,041,480   $68,018,151
==========================================================================================================================
Authorized shares:
   Common                       Unlimited    Unlimited    Unlimited     Unlimited    Unlimited     Unlimited     Unlimited
   Preferred                    Unlimited    Unlimited    Unlimited     Unlimited    Unlimited     Unlimited     Unlimited
==========================================================================================================================

                              Financial
                                     Highlights (Unaudited)

                    Selected data for a Common share outstanding throughout each period:

                                      Investment Operations                           Less Distributions
                              --------------------------------     ------------------------------------------------------------
                                                                   From and     From and
                                                                   in Excess    in Excess
                                                                   of Net       of Net
                                          Net                      Investment   Investment       Capital     Capital
                                          Realized/                Income to    Income to        Gains to    Gains to
                   Beginning  Net         Unrealized               Common       Preferred        Common      Preferred
                   Net Asset  Investment  Investment               Share-       Share-           Share-      Share-
                   Value      Income      Gain (Loss)    Total     holders      holders+         holders     holders+     Total
===============================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)            $13.83     $ .52       $ .19          $ .71     $(.41)       $(.08)           $--         $--          $ (.49)
2001                12.83      1.03        1.01           2.04      (.79)        (.25)            --          --           (1.04)
2000                14.41      1.02       (1.58)          (.56)     (.78)        (.24)            --          --           (1.02)
1999                14.54      1.00        (.14)           .86      (.77)        (.22)            --          --            (.99)
1998                13.76       .99         .80           1.79      (.77)        (.24)            --          --           (1.01)
1997                13.21      1.00         .55           1.55      (.76)        (.24)            --          --           (1.00)
MARYLAND DIVIDEND
ADVANTAGE (NFM)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             13.90       .52         .32            .84      (.42)        (.08)            --          --            (.50)
2001(a)             14.33       .22        (.25)          (.03)     (.21)        (.05)            --          --            (.26)
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(d)             14.33       .09        (.09)           --       (.07)        (.01)            --          --            (.08)
NORTH CAROLINA
PREMIUM INCOME (NNC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             13.94       .52         .21           .73       (.39)        (.08)            --          --            (.47)
2001                12.62      1.03        1.31           2.34      (.75)        (.27)            --          --           (1.02)
2000                14.28      1.02       (1.61)          (.59)     (.81)        (.26)            --          --           (1.07)
1999                14.48      1.02        (.22)           .80      (.79)        (.21)            --          --           (1.00)
1998                13.50      1.02        1.00           2.02      (.79)        (.25)            --          --           (1.04)
1997                12.77      1.02         .72           1.74      (.77)        (.24)            --          --           (1.01)
NORTH CAROLINA
DIVIDEND
ADVANTAGE (NRB)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             13.90       .53         .45            .98      (.41)        (.08)            --          --            (.49)
2001(b)             14.33       .25        (.26)          (.01)     (.20)        (.05)            --          --            (.25)
VIRGINIA PREMIUM
INCOME (NPV)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             14.59       .53         .15            .68      (.42)        (.06)            --          --            (.48)
2001                13.36      1.08        1.21           2.29      (.81)        (.25)            --          --           (1.06)
2000                14.89      1.07       (1.52)          (.45)     (.84)        (.24)            --          --           (1.08)
1999                14.96      1.05        (.08)           .97      (.82)        (.22)            --          --           (1.04)
1998                14.04      1.06         .92           1.98      (.82)        (.24)            --          --           (1.06)
1997                13.35      1.06         .68           1.74      (.81)        (.24)            --          --           (1.05)
VIRGINIA DIVIDEND
ADVANTAGE (NGB)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             13.87       .50         .27            .77      (.42)        (.08)            --          --            (.50)
2001(c)             14.33       .24        (.28)          (.04)     (.21)        (.05)            --          --            (.26)
================================================================================================================================

                                                                                           Ratios/Supplemental Data
                                                                        ------------------------------------------------------------
                                                        Total Returns                        Before Credit/Reimbursement
                                                      ----------------            --------------------------------------------------
                                                                                              Ratio of Net              Ratio of Net
                                                                                  Ratio of    Investment   Ratio of     Investment
                   Offering                                                       Expenses    Income to    Expenses     Income to
                   Costs and                                   Based              to Average  Average      to Average   Average
                   Preferred     Ending               Based    on       Ending    Net Assets  Net Assets   Total        Total
                   Share         Net       Ending     on       Net      Net       Applicable  Applicable   Net Assets   Net Assets
                   Underwriting  Asset     Market     Market   Asset    Assets    to Common   to Common    Including    Including
                   Discounts     Value     Value      Value**  Value**  (000)     Shares++    Shares++     Preferred++  Preferred++
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
Year Ended 5/31:
2002(e)            $--           $14.05    $15.5500     .73%    4.56%   $226,729  1.29%*      7.30%*        .84%*       4.76%*
2001                --            13.83     15.8500   26.24    14.18     224,301  1.31        7.58          .84         4.88
2000                --            12.83     13.2500   (7.22)   (5.57)    213,399  1.29        7.69          .82         4.90
1999                --            14.41     15.1250    5.47     4.44     229,520  1.29        6.78          .85         4.47
1998                --            14.54     15.0625   16.54    11.47     230,188  1.29        6.93          .84         4.52
1997                --            13.76     13.6250   13.07    10.08     221,478  1.32        7.28          .85         4.72
MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             --            14.24     15.2400   (2.09)    5.48      91,146  1.46*       6.65*         .95*        4.32*
2001(a)            (.14)          13.90     15.9900    8.02    (1.53)     89,740  1.17*       4.33*         .87*        3.22*
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(d)            (.16)          14.09     15.0600     .83    (1.22)     90,655   .94*       3.10*         .83*        2.75*
NORTH CAROLINA
PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             --            14.20     15.0900    4.59     4.69     136,111  1.31*       7.21*         .86*        4.73*
2001                --            13.94     14.8000   14.03    16.65     134,414  1.34        7.47          .87         4.83
2000                --            12.62     13.6875   (7.76)   (5.98)    125,967  1.37        7.81          .87         4.97
1999                --            14.28     15.6875    9.87     4.11     136,177  1.30        6.97          .86         4.61
1998                --            14.48     15.0000    8.17    13.38     137,270  1.30        7.17          .85         4.70
1997                --            13.50     14.6250   22.60    12.01     130,929  1.37        7.72          .87         4.92
NORTH CAROLINA
DIVIDEND
ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             --            14.39     15.0400    1.93     6.48      49,102  1.60*       6.68*        1.05*        4.37*
2001(b)            (.17)          13.90     15.1500    2.42    (1.57)     48,015  1.31*       5.02*         .97*        3.72*
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             --            14.79     15.8900    1.91     4.29     193,041  1.25*       7.07*         .84*        4.74*
2001                --            14.59     16.0000   18.45    15.53     190,945  1.23        7.51          .81         4.96
2000                --            13.36     14.2500   (6.02)   (4.64)    179,560  1.29        7.72          .84         5.03
1999                --            14.89     16.0625    4.77     5.09     192,168  1.26        6.94          .85         4.65
1998                --            14.96     16.1250   17.30    12.66     191,922  1.27        7.20          .84         4.77
1997                --            14.04     14.5000   13.81    11.49     183,097  1.33        7.65          .86         4.95
VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             --            14.14     15.4100    4.31     5.01      68,018  1.55*       6.46*        1.01*        4.19*
2001(c)            (.16)          13.87     15.1800    2.61    (1.73)     67,155  1.27*       4.76*         .94*        3.54*
====================================================================================================================================


                                            Ratios/Supplemental Data
                   -------------------------------------------------------------------------     Municipal Auction Rate Cumulative
                                    After Credit/Reimbursement***                                Preferred Stock at End of Period
                   ----------------------------------------------------------                 --------------------------------------
                                 Ratio of Net                    Ratio of Net
                   Ratio of      Investment      Ratio of        Investment
                   Expenses      Income to       Expenses        Income to
                   to Average    Average         to Average      Average
                   Net Assets    Net Assets      Total           Total                        Aggregate       Liquidation
                   Applicable    Applicable      Net Assets      Net Assets        Portfolio  Amount          and Market   Asset
                   to Common     to Common       Including       Including         Turnover   Outstanding     Value        Coverage
                   Shares++      Shares++        Preferred++     Preferred++       Rate       (000)           Per Share    Per Share
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
Year Ended 5/31:
2002(e)            1.29%*        7.31%*          .84%*           4.76%*             4%        $79,100         $25,000      $71,659
2001               1.31          7.58            .84             4.88               8          79,100          25,000       70,891
2000               1.28          7.70            .82             4.90              13          79,100          25,000       67,446
1999               1.28          6.79            .84             4.48              16          79,100          25,000       72,541
1998               1.29          6.93            .84             4.52               6          79,100          25,000       72,752
1997               1.32          7.28            .85             4.72               6          79,100          25,000       69,999
MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             .89*         7.21*           .58*            4.69*             30          32,000          25,000       71,208
2001(a)             .75*         4.75*           .56*            3.53*             10          32,000          25,000       70,109
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(d)             .60*         3.44*           .53*            3.05*             --          32,000          25,000       70,824
NORTH CAROLINA
PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)            1.28*         7.23*           .84*            4.75*              5          46,800          25,000       72,709
2001               1.30          7.51            .84             4.86              19          46,800          25,000       71,802
2000               1.35          7.83            .86             4.98              25          46,800          25,000       67,290
1999               1.30          6.97            .86             4.61               8          46,800          25,000       72,744
1998               1.30          7.17            .85             4.70               9          46,800          25,000       73,328
1997               1.37          7.72            .87             4.92              19          46,800          25,000       69,941
NORTH CAROLINA
DIVIDEND
ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)            1.01*         7.27*           .66*            4.76*             15          17,000          25,000       72,208
2001(b)             .85*         5.48*           .63*            4.06*             29          17,000          25,000       70,610
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)            1.25*         7.08*           .83*            4.74*              7          63,800          25,000       75,643
2001               1.21          7.53            .80             4.97               7          63,800          25,000       74,822
2000               1.28          7.73            .83             5.04              20          63,800          25,000       70,361
1999               1.26          6.95            .84             4.66               8          63,800          25,000       75,301
1998               1.27          7.20            .84             4.77              19          63,800          25,000       75,205
1997               1.33          7.65            .86             4.95              16          63,800          25,000       71,746
VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(e)             .97*         7.03*           .63*            4.56*             17          24,000          25,000       70,852
2001(c)             .80*         5.23*           .59*            3.88*             20          24,000          25,000       69,953
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 25, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period January 31, 2001 (commencement of operations) through May
     31, 2001.

(c)  For the period January 26, 2001 (commencement of operations) through May
     31, 2001.

(d)  For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.

(e)  For six months ended November 30, 2001.


                                 See accompanying notes to financial statements.

Build Your Wealth
       Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

Fund
   Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended November 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FSA-2-11-01